                                                                   EXHIBIT 10.16

================================================================================

                               DW CAPITAL TRUST 1

             7.20% CUMULATIVE RECOURSE OFFERED PREFERRED SECURITIES

           (LIQUIDATION PREFERENCE $1,000,000 PER PREFERRED SECURITY)
                   GUARANTEED BY DIAMOND WALNUT GROWERS, INC.

                     PREFERRED SECURITIES PURCHASE AGREEMENT

                           Dated as of August 20, 1998

================================================================================

                                TABLE OF CONTENTS

SECTION                                            HEADING                                            PAGE
SECTION 1.             AUTHORIZATION OF PREFERRED SECURITIES........................................     1

SECTION 2.             SALE AND PURCHASE OF PREFERRED SECURITIES....................................     1

SECTION 3.             CLOSING......................................................................     2

SECTION 4.             CONDITIONS TO CLOSING........................................................     2

      Section 4.1.      Representations and Warranties..............................................     2
      Section 4.2.      Performance.................................................................     2
      Section 4.3.      Compliance Certificates.....................................................     2
      Section 4.4.      Opinions of Counsel.........................................................     2
      Section 4.5.      Purchase Permitted by Applicable Law, etc...................................     3
      Section 4.6.      Payment of Special Counsel Fees.............................................     3
      Section 4.7.      Transaction Documents.......................................................     3
      Section 4.8.      Subsequent Changes..........................................................     3
      Section 4.9.      Proceedings and Documents...................................................     3
      Section 4.10.     Certified Resolutions.......................................................     4
      Section 4.11.     Consents....................................................................     4
      Section 4.12.     Good Standing Certificates..................................................     4
      Section 4.13.     Private Placement Number....................................................     4

SECTION 5.             REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS...............................     4

      Section 5.1.      Organization; Power and Authority...........................................     4
      Section 5.2.      Authorization, etc..........................................................     4
      Section 5.3.      Ownership of the Trust; Trust Affiliates....................................     6
      Section 5.4.      Financial Statements........................................................     6
      Section 5.5.      Compliance with Laws, Other Instruments, etc................................     6
      Section 5.6.      Governmental Authorizations, etc............................................     7
      Section 5.7.      Litigation; Observance of Statute; Orders...................................     7
      Section 5.8.      Taxes.......................................................................     7
      Section 5.9.      Title to Property; Leases...................................................     8
      Section 5.10.     Licenses, Permits, etc......................................................     8
      Section 5.11.     Compliance with ERISA.......................................................     8
      Section 5.12.     Private Offering by the Trust...............................................     9
      Section 5.13.     Use of Proceeds; Margin Regulations.........................................     9
      Section 5.14.     Existing Debt...............................................................    10
      Section 5.15.     Foreign Assets Control Regulations, etc.....................................    10
      Section 5.16.     Status under Certain Statutes...............................................    10
      Section 5.17.     Environmental Matters.......................................................    10
      Section 5.18.     Solvency....................................................................    11
      Section 5.19.     Disclosure..................................................................    11

SECTION 6.             REPRESENTATIONS OF THE PURCHASER.............................................    12

      Section 6.1.      Purchase for Investment, etc................................................    12
      Section 6.2.      Source of Funds.............................................................    12

SECTION 7.             INFORMATION AS TO THE OBLIGORS...............................................    13

      Section 7.1.      Financial and Business Information..........................................    13
      Section 7.2.      Inspection..................................................................    14

SECTION 8.             COVENANTS....................................................................    16

      Section 8.1.      Existence...................................................................    16
      Section 8.2.      Ownership of the Trust......................................................    16
      Section 8.3.      Insurance...................................................................    16
      Section 8.4.      Taxes, Claims for Labor and Materials, Compliance with Laws.................    16
      Section 8.5.      Regulatory Compliance.......................................................    17
      Section 8.6.      Transactions with Affiliates................................................    17

SECTION 9.             EXPENSES, ETC................................................................    17

      Section 9.1.      Transaction Expenses........................................................    17
      Section 9.2.      Survival....................................................................    17

SECTION 10.            SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                       ENTIRE AGREEMENT.............................................................    18

SECTION 11.            AMENDMENT AND WAIVER.........................................................    18

      Section 11.1      Requirements................................................................    18
      Section 11.2      Solicitation of Holders of Preferred Securities.............................    18
      Section 11.3      Binding Effect, etc.........................................................    19
      Section 11.4      Preferred Securities Held by Obligor, etc...................................    19

SECTION 12.            NOTICES......................................................................    19

SECTION 13.            REPRODUCTION OF DOCUMENTS....................................................    20

SECTION 14.            CONFIDENTIAL INFORMATION.....................................................    20

SECTION 15.            SUBSTITUTION OF THE PURCHASER................................................    21

SECTION 16.            MISCELLANEOUS................................................................    21

      Section 16.1      Successors and Assigns......................................................    21
      Section 16.2.     Severability................................................................    21
      Section 16.3.     Construction................................................................    21
      Section 16.4.     Counterparts................................................................    22
      Section 16.5.     Governing Law...............................................................    22
      Section 16.6.     Consent to Jurisdiction and Service; Waiver of Trial by Jury................    22

                             SCHEDULES AND EXHIBITS

SCHEDULE A       -    Defined Terms

SCHEDULE B       -    Information Relating to Purchaser

SCHEDULE 5.3     -    Affiliates of the Trust and the Company

SCHEDULE 5.4     -    Financial Statements

SCHEDULE 5.10    -    Trademarks

SCHEDULE 5.14    -    Debt

SCHEDULE 5.19    -    Agreements Entered Into by Company on August 1, 1998

                               DW CAPITAL TRUST I
                          DIAMOND WALNUT GROWERS, INC.
                            1050 South Diamond Street
                                  P.O. Box 1727
                         Stockton, California 95201-1727

                                                           As of August 20, 1998

TO THE PURCHASER WHOSE NAME
APPEARS IN THE ACCEPTANCE FORM
AT THE END HEREOF:

      Re: 7.20% Cumulative Recourse Offered Preferred Securities (Liquidation Preference $1,000,000 per Preferred Security)

Ladies and Gentlemen:

      DW Capital Trust I, a statutory business trust organized under the Business Trust Act of the State of Delaware (the "Trust"), and Diamond Walnut Growers, Inc., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California (the "Company" and together with the Trust, the "Obligors"), agree with the purchaser whose name appears in the acceptance form at the end hereof (the "Purchaser"), as follows:

SECTION 1. AUTHORIZATION OF PREFERRED SECURITIES.

      The Trust will authorize the issue and sale of fifteen (15) of its 7.20% Cumulative Recourse Offered Preferred Securities (Liquidation Preference $1,000,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities shall be substantially in the form set out in Exhibit C to the Trust Agreement, with such changes therefrom, if any, as may be approved by the Purchaser and the Trust. The Preferred Securities will be guaranteed by the Company with respect to distributions and amounts payable upon liquidation or redemption pursuant to the Guarantee Agreement. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of the Common Securities and will be used by the Trust to make the Loan to the Company under the Subordinated Loan Agreement. The Preferred Securities and the Common Securities will be issued pursuant to the Trust Agreement. The Subordinated Note will be issued pursuant to the Subordinated Loan Agreement to evidence the Loan. Certain capitalized terms used in this Agreement are defined in Schedule A; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF PREFERRED SECURITIES.

      Subject to the terms and conditions of this Agreement, the Trust will issue and sell to the Purchaser and the Purchaser will purchase from the Trust, at the Closing provided for in Section 3, Preferred Securities with an aggregate Liquidation Preference of $15,000,000 at the purchase price of 100% of such Liquidation Preference.

SECTION 3. CLOSING.

      The sale and purchase of the Preferred Securities shall occur at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 at 11:00 a.m., Eastern time, at a closing (the "Closing") on August 20, 1998 or on such other Business Day thereafter as may be agreed upon by the Obligors and the Purchaser (the "Closing Date"). At the Closing, the Trust will deliver to the Purchaser a certificate (in definitive form) representing the Preferred Securities to be purchased by the Purchaser in the form of a single certificate (or such greater number of certificates in denominations of at least U.S. $1,000,000 Liquidation Preference as the Purchaser may request) dated the date of the Closing and registered in the Purchaser's name (or in the name of the Purchaser's nominee), against delivery by the Purchaser to the Trust of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Trust to Account at Bank of America, San Francisco. If, at the Closing, the Trust shall fail to tender such Preferred Securities to the Purchaser as provided above in this
Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to the Purchaser's satisfaction, the Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights the Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

      The Purchaser's obligation to purchase and pay for the Preferred Securities to be sold to the Purchaser at the Closing is subject to the fulfillment to the Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

      Section 4.1. Representations and Warranties. The representations and warranties of the Obligors contained in this Agreement shall be true and correct when made and at the time of Closing, after giving effect to the transactions contemplated by this Agreement.

      Section 4.2. Performance. Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Preferred Securities no Default or Event of Default (as defined in the Trust Agreement) shall have occurred and be continuing.

      Section 4.3. Compliance Certificates. The Trust shall have delivered to the Purchaser an Administrator's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1 and 4.2 with respect to the Trust have been fulfilled. The Company shall have delivered to such Purchaser an Officer's Certificate signed by the President and Chief Executive Officer or Chief Financial Officer of the Company and dated the date of Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 with respect to the Company have been fulfilled.

      Section 4.4. Opinions of Counsel. The Purchaser shall have received opinions in the form and substance satisfactory to the Purchaser, dated the date of the Closing, from (i) A. James Roberts, III, Esq., counsel for the Company;
(ii) Chapman and Cutler, special counsel for the Company; (iii) Richards, Layton & Finger, counsel for the Trust and the Trustee; and (iv) Willkie Farr & Gallagher, the Purchaser's special counsel in connection with the transactions contemplated hereby.

      Section 4.5. Purchase Permitted by Applicable Law, etc. On the date of the Closing, the Purchaser's purchase of Preferred Securities (a) shall be permitted by the laws and regulations of each jurisdiction to which the Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by life insurance companies without restriction as to the character of the particular investment, (b) shall not violate any applicable law or governmental regulation (including, without limitation, Regulation T, X or U of the Board of Governors of the Federal Reserve System) and (c) shall not subject the Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by the Purchaser, the Purchaser shall have received an Officer's Certificate from the Company certifying as to such matters of fact as the Purchaser may reasonably specify to enable the Purchaser to determine whether such purchase is so permitted.

      Section 4.6. Payment of Special Counsel Fees. Without limiting the provisions of Section 10.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of the Purchaser's special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

      Section 4.7. Transaction Documents. The Company shall have executed and delivered the Guarantee Agreement, the Trust Agreement, the Subordinated Loan Agreement, the Expense Agreement and the Subordinated Note and such documents shall be in full force and effect. The Administrators, on behalf of the Trust shall have executed and delivered the Common Securities, the Expense Agreement and the Trust Agreement and such documents shall be in full force and effect.

      Section 4.8. Subsequent Changes. The Trust shall not have entered into any Material transactions or conducted any business, except in connection with the issuance of the Preferred Securities.

      The Company shall not have changed its jurisdiction of incorporation, changed its status as a cooperative under the laws of California or been a party to any merger or consolidation or sold all or substantially all of its assets and shall not have succeeded to substantially all the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.4.

      Section 4.9. Proceedings and Documents. All trust, corporate and other proceedings in connection with the transactions contemplated by this Agreement and all agreements, documents and instruments incident to such transactions shall be satisfactory to the Purchaser and the Purchaser's special counsel, and the Purchaser and such special counsel shall have received all such counterpart originals or certified or other copies of such agreements, documents and instruments as the Purchaser or they may reasonably request.

      Section 4.10. Certified Resolutions. The Company shall have provided to the Purchaser a certificate of its secretary certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Guarantee Agreement, the Trust Agreement, the Subordinated Loan Agreement, the Subordinated Note, the Expense Agreement and this Agreement.

      Section 4.11. Consents. The Obligors shall have obtained all required approvals, permits, consents, waivers or amendments, if any, with respect to the transactions contemplated by this Agreement and the issuance of the Preferred Securities.

      Section 4.12. Good Standing Certificates. The Obligors shall have provided to the Purchaser certificates from the Secretary of State of Delaware and California as to the good standing of the Trust and the Company, respectively.

      Section 4.13. Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Preferred Securities.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

      The Obligors jointly and severally represent and warrant to the Purchaser that:

      Section 5.1. Organization; Power and Authority. (a) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own its property and to conduct its business and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities, the Trust Agreement and the Subordinated Loan Agreement; the Trust is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

      (b) The Company is an incorporated non-stock cooperative marketing association duly organized, validly existing and in good standing under the Food and Agricultural Code of the State of California, and is not required to be duly qualified as a foreign corporation in any jurisdiction. The Company has all requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact its business, to execute and deliver this Agreement, the Guarantee Agreement, the Trust Agreement, the Subordinated Loan Agreement, the Expense Agreement and the Subordinated Note and to perform its obligations under the provisions hereof and thereof.

      Section 5.2. Authorization, etc. (a) This Agreement has been duly authorized by each of the Obligors, and this Agreement constitutes a valid and binding obligation of each of the Obligors, enforceable against such Obligor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      (b) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any Lien.

      (c) The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery thereof by the Delaware Trustee and the Property Trustee (as defined in the Trust Agreement), the Trust Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      (d) The Guarantee Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      (e) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered pursuant to this Agreement against payment therefor, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights, and, subject to the terms of the Trust Agreement, holders of Preferred Securities will be entitled to the same limitation of personal Iiability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

      (f) The Subordinated Loan Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      (g) The Expense Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      (h) The Subordinated Note has been duly authorized by the Company and, when executed, authenticated, issued and delivered in the manner provided for in the Subordinated Loan Agreement and sold to and paid for by the Trust, the Subordinated Note will constitute a valid and binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      Section 5.3. Ownership of the Trust; Trust Affiliates. The Trust has no subsidiaries. The Company has no Subsidiaries. Schedule 5.3 is a complete and correct list of the Affiliates of the Company showing, as to each such entity, the correct name thereof, the jurisdiction of its organization and the percentage ownership interest(s) of the Company.

      Section 5.4. Financial Statements. (a) The Trust has not conducted any business or prepared any accounts.

      (b) The Company has delivered to each Purchaser copies of the financial statements of the Company listed on Schedule 5.4. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Company as of the respective dates specified in such Schedule and the results of their operations for the respective periods so specified and have been prepared in accordance with U.S. GAAP consistently applied throughout the periods involved except as set forth in the footnotes, if any, thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

      Section 5.5. Compliance with Laws, Other Instruments, etc. (a) The execution, delivery and performance (i) by the Trust of this Agreement and the issuance and sale of the Preferred Securities and Common Securities, and (ii) by the Company of this Agreement, the Guarantee Agreement, the Trust Agreement, the Subordinated Loan Agreement, the Expense Agreement and the Subordinated Note, will not (i) contravene, result in a breach of or constitute a default under, or result in the creation of any Lien in respect of any property of the Trust or the Company under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, operating agreement, corporate charter, bylaws or other constituent documents, or any other agreement or instrument to which the Company is bound or by which the Company or the Trust or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or the Trust or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or the Trust.

      (b) Neither the Trust nor the Company is in violation or breach of or default under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, operating agreement, corporate charter or bylaws or any other agreement or instrument to which it is bound or by which its properties are bound or affected, which violation, breach or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

      Section 5.6. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Trust of this Agreement, the Preferred Securities or the Common Securities, or by the Company of this Agreement, the Guarantee Agreement, the Trust Agreement, the Subordinated Loan Agreement, the Expense Agreement or the Subordinated Note.

      Section 5.7. Litigation; Observance of Statute; Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of any executive officer of the Company or either of the Administrators of the Trust, threatened against or affecting either the Company or the Trust, respectively, or any property of either the Company or the Trust, respectively, in any court or before any arbitrator of any kind or before or by any Governmental Authority which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

      (b) Neither of the Obligors is in default under any term of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any statute or other rule or regulation (including without limitation Environmental Laws) or order of any Governmental Authority, which default or violation individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

      (c) Each of the Obligors has in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its businesses, in each case to the extent necessary to ensure that the failure to have in effect such licenses, permits, franchises and other governmental authorizations would not reasonably be expected to, individually and in the aggregate, have a Material Adverse Effect.

      Section 5.8. Taxes. The Trust has not yet been required to file any Federal income tax return. The Company is taxed as a cooperative under Subtitle A, Chapter 1, Subchapter T, Section 1381 et. seq. of the Internal Revenue Code of 1986, as amended, and has filed all income tax returns which are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which the Company, has established adequate reserves in accordance with U.S. GAAP. The Obligors know of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate in all material respects. No charges or taxes will be imposed by any Governmental Authority on the Trust in connection with the consummation of the transactions contemplated by this Agreement or the issuance and sale of the Preferred Securities or the performance of the Trust Agreement (including receipt of interest on the Loan).

      Section 5.9. Title to Property; Leases. (a) The Obligors have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in
Section 5.4 or purported to have been acquired by either Obligor after said date (except as sold or otherwise disposed of in the ordinary course of business). On the Closing Date, the Trust will have good and indefeasible title to the Subordinated Note free and clear of any Lien.

      (b) Each of the Obligors enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the conduct of its businesses, and all such leases are valid and subsisting and are in full force and effect.

      Section 5.10. Licenses, Permits, etc. Except as disclosed in Schedule
5.10,

            (a) the Obligors own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

            (b) no product of either Obligor infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, servicemark, trademark, trade name or other right owned by any other Person; and

            (c) there is no Material violation by any Person of any right of either Obligor with respect to any patent, copyright, service mark, trademark, trade name or other right owned, licensed or used by the Company.

      Section 5.11. Compliance with ERISA. (a) The Trust does not have and has never maintained any employee benefit plan. The Company has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. The Company has not incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists which could result in the incurrence of any such liability by either Obligor, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Sections 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no ERISA Affiliates.

      (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $1,000,000 in the case of any single Plan and by more than $5,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

      (c) The Company has not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Sections 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

      (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is as set forth in Note 4 to the Company's financial statements included in the Company's 1997 Annual Report.

      (e) The execution and delivery of this Agreement and the issuance and sale of the Preferred Securities hereunder will not constitute a non-exempt prohibited transaction under Section 406 of ERISA. The representation by the Obligors in the first sentence of this Subsection 5.11(e) is made in reliance upon and subject to the accuracy of the representation of the Purchaser in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Preferred Securities to be purchased by the Purchaser.

      Section 5.12. Private Offering by the Trust. Neither of the Obligors nor anyone acting on behalf of either Obligor has offered the Preferred Securities or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchaser and not more than 27 other Institutional Investors, each of which has been offered the Preferred Securities at a private sale for investment. Neither of the Obligors has directly, or through any agent,
(i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any Security which is or will be integrated with the sale of the Preferred Securities or the Subordinated Note in a manner that would require the registration under the Securities Act of the Preferred Securities or the Subordinated Note or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Preferred Securities or the Subordinated Note (as those terms are used in Regulation D under the Securities
Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Neither of the Obligors nor anyone acting on behalf of . either Obligor has taken, or will take, any action which would subject the issuance or sale of the Preferred Securities to the registration requirements of
Section 5 of the Securities Act or to the registration provisions of any securities or Blue Sky law of any jurisdiction applicable to the stated address of the Purchaser of the Preferred Securities as set forth in Schedule B.

      Section 5.13. Use of Proceeds; Margin Regulations. (a) The Trust will use all of the proceeds from the issuance and sale of the Preferred Securities and the Common Securities to purchase the Subordinated Note from the Company. The Company will use all of the proceeds from the issuance and sale of the Subordinated Note for refinancing of existing Debt and for general corporate purposes, including repayment of Member retains.

      (b) No part of the proceeds from the sale of the Preferred Securities hereunder or the proceeds received by the Company pursuant to the Subordinated Loan Agreement, will be used directly or indirectly, whether immediate, incidental or ultimate,. for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207) or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the assets of the Trust or of the Company and neither such party has any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section 5.13, the terms "margin stock" and "for the purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

      Section 5.14. Existing Debt. (a) The Trust has no outstanding Debt.
Schedule 5.14 sets forth a complete and correct list of all outstanding Debt of the Company as of July 31, 1998 indicating which of such Debt was secured at such date and describing such security. Since such date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company. The Company is not in default in, and no waiver of default is currently in effect as to, the payment of any principal or interest on any Debt of the Company, and no event or condition exists, and no waiver of any such event or condition exists, with respect to any Debt for borrowed money of the Company which would permit (or which with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      (b) Neither of the Obligors has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien.

      Section 5.15. Foreign Assets Control Regulations, etc. Neither the sale of the Preferred Securities by the Trust hereunder nor its use of the proceeds thereof nor the use of proceeds received by the Company pursuant to the Subordinated Loan Agreement will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

      Section 5.16. Status under Certain Statutes. Neither of the Obligors is required to be registered as an "investment company" under the Investment Company Act or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

      Section 5.17. Environmental Matters. Neither of the Obligors has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against either Obligor or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. The term "knowledge" as used in this Section 5.17 means the direct knowledge of any executive officer of the Company or either of the Administrators of the Trust, as applicable. Except as otherwise disclosed to the Purchasers in writing,

            (a) neither of the Obligors has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

            (b) neither of the Obligors has (i) stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or (ii) disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in the case of each of clauses (i) and (ii) in any manner that could reasonably be expected to result in a Material Adverse Effect;

            (c) all buildings on all real properties now owned, leased or operated by either Obligor are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect; and

            (d) Each of the Obligors has obtained all permits, licenses and other authorizations and has made all filings, registrations and other submittals which are required of it under all Environmental Laws except to the extent the failure to have any such permits, licenses or authorizations or to have made any such filings, registrations or submittals individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect.

      Section 5.18. Solvency. After giving effect to the transactions contemplated by this Agreement, each of the Obligors and the Affiliates of the Company is a solvent entity.

      Section 5.19. Disclosure. The Obligors, through their agents, SPP Hambro & Co. and CoBank ACB, have delivered to the Purchaser a copy of a Private Placement Memorandum, dated July, 1998 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company. On August 1, 1998, the Company entered into the agreements listed on Schedule 5.19, the effects of which are summarized in such Schedule. This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchaser by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in
Schedule 5.4, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.4, since June 30, 1998 there has been no change in the financial condition, operations, business, properties or prospects of either Obligor except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Memorandum or there has been no dividend or distribution of any kind declared, paid or made by the Company since June 30, 1998; there have been payments made to Members in the ordinary course of business. There is no fact known to either Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to the Purchaser by or on behalf of either Obligor specifically for use in connection with the transactions contemplated hereby.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

      The Purchaser represents and warrants to the Obligors as follows.

      Section 6.1. Purchase for Investment, etc. (a) The Purchaser represents that it is purchasing the Preferred Securities for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds or for resale to an Institutional Investor in a transaction which will not require registration of the Preferred Securities under the Securities Act and not with a view to the distribution thereof; provided, that the disposition of the Purchaser's or its property shall at all times be within the Purchaser's or its control. The Purchaser understands that the Preferred Securities have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Trust is not required to register the Preferred Securities under the Securities Act.

      (b) The Purchaser represents that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

      Section 6.2. Source of Funds. The Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by the Purchaser to pay the purchase price of the Preferred Securities to be purchased by the Purchaser hereunder:

            (a) the Source is an "insurance company general account" (as the term is defined in PTCE 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTCE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the Purchaser's state of domicile; or

            (b) the Source is a separate account that is maintained solely in connection with the Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

            (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTCE 90-1 (issued January 29, 1990), or
      (ii) a bank collective
      investment fund, within the meaning of the PTCE 91-38 (issued June 12, 1991), and no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund and the requirements of PTCE 90-1 or PTCE 91-38 will be satisfied with respect to such account's or fund's purchase of the Preferred Securities; or

            (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTCE 84-14) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the PTCE 84-14), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of PTCE 84-14) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and
      (g) of PTCE 84-14 are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of PTCE 84-14) owns a 5% or more interest in the Trust and (i) the identity of such QPAM, (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Trust in writing pursuant to this Subsection (d) and (iii) the requirements of PTCE 84-14 will be satisfied with respect to such fund's purchase of the Preferred Securities; or

            (e) the Source is a governmental plan; or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan," "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO THE OBLIGORS.

      Section 7.1. Financial and Business Information. The Obligors shall deliver to the Holder of Preferred Securities that is an Institutional Investor:

            (a) Quarterly Statements of the Company. As soon as available and in any event within sixty (60) days after the end of each quarterly fiscal period (except the last) of each fiscal year of the Company, duplicate copies of:

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries as of the close of such quarter, and

                  (2) consolidated statements of income of the Company and its
            Subsidiaries for such quarterly period, and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct by an authorized financial officer of the Company;

            (b) Annual Statements of the Company. As soon as available and in any event within 120 days after the close of each fiscal year of the Company, duplicate copies of:

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries as of the close of such fiscal year, and

                  (2) consolidated statements of income and retained earnings and cash flows of the Company and its Subsidiaries for such fiscal year,

in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon, unqualified as to scope limitations imposed by the Company, of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements have been prepared in accordance with U.S. GAAP consistently applied (except for noted changes in application in which such accountants concur) and present fairly the financial condition of the Company and its Subsidiaries and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

            (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Trust or the Company or any Subsidiary;

            (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Trust or the Company to securities holders generally and of each regular or periodic report, and any registration statement or prospectus filed by the Trust or the Company or any Subsidiary with the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Trust or the Company or any of its Subsidiaries is a party, issued by any Governmental Authority;

            (e) Requested Information. With reasonable promptness, such other data and information as any such Institutional Investor may reasonably request;

            (f) Officers' Certificates. Within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and the Subordinated Loan Agreement and setting forth: (i) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Sections 7.02, 7.03, 7.07, 7.08, 7.09, 7.10, 7.12,
      7.13, 7.15 and 7.16 of the Subordinated Loan Agreement, at the end of the period covered by the financial statements then being furnished, (ii) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default or Suspension Event under the Subordinated Loan Agreement and, if any such condition or event existed during such period or then exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company has taken, is taking and proposes to take with respect thereto; and (iii) without limiting the generality of the foregoing, a specific statement that the Company is on the date of such certificate, and was at all times during the period covered by such financial statements, in compliance with the provisions of Section 7.02 of the Subordinated Loan Agreement.

            (g) Accountants' Reports on Compliance. Within the period provided in paragraph (b) above, an accountants' report on compliance from the accountants who render an opinion with respect to such financial statements, stating whether in making their audit, such accountants have become aware of any failure to comply with the terms; covenants, provisions or conditions of the Subordinated Loan Agreement insofar as any such terms or provisions pertain to or involve accounting matters and if any such condition or came to their attention, specifying the nature and period of existence thereof (it being understood that the accountants' audit was not directed primarily toward obtaining knowledge of such noncompliance);

            (h) Notice of Default or Event of Default or Suspension Event. Immediately upon becoming aware of the existence of any condition or event which constitutes any Default or Event of Default or Suspension Event under the Subordinated Loan Agreement, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and

            (i) Notice of Claimed Default. Immediately upon becoming aware that the holder or holders of any evidences of indebtedness for borrowed money of the Company andlor one or more Subsidiaries aggregating $1,000,000 or more has or have given notice or taken any other action with respect to a claimed default, a written notice specifying the notice given or action taken by such holder or holders and the nature of the claimed default, and what action the Company is taking or proposes to take with respect thereto.

      Section 7.2. Inspection. Without limiting the foregoing, the Company will permit any Holder of Preferred Securities which is an Institutional Investor (or such Persons as such Holder may designate) to visit and inspect, under the Company's guidance, any of the properties of the Company or any Subsidiary, to examine all their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with any such Holder the finances and affairs of the Company and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested. During any period in which a Default or Event of Default has occurred and is continuing under the Subordinated Loan Agreement, the Company shall pay or reimburse any such Holder for expenses which it may incur in connection with any such visitation or inspection, otherwise the Company shall not be required to pay or reimburse such expenses. It is understood and agreed that the foregoing inspection rights in no event shall extend to customer orders, positions, reports, or similar records.

SECTION 8. COVENANTS.

      The Trust and the Company jointly and severally covenant that so long as any of the Preferred Securities are outstanding:

      Section 8.1. Existence. (a) The Trust will at all times preserve and keep in full force and effect its existence as a statutory Delaware business trust and qualify and maintain its qualification to do business and good standing in any jurisdiction where failure to do so would have a Material Adverse Effect. The Trust will at all times preserve and keep in full force and effect all rights and franchises of the Trust, unless the termination of or failure to preserve and keep in full force and effect such right or franchise would not have a Material Adverse Effect.

      (b) The Company will preserve and keep in force and effect, and the Company will cause each Subsidiary to preserve and keep in force and effect, its legal existence as a cooperative marketing association and all licenses and permits necessary to the proper conduct of its business, provided that the foregoing shall not prevent any transaction permitted by Section 7.03 of the Subordinated Loan Agreement.

      Section 8.2. Ownership of the Trust. The Company will at all times own 100% of the Common Securities of the Trust (subject to the provisions of the Trust Agreement) free and clear of any Lien.

      Section 8.3. Insurance. The Obligors will maintain, and the Company will cause each Subsidiary to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties; it being understood and agreed that neither of the Obligors nor any Subsidiary maintains surety bonds or similar misappropriation insurance with respect to employees and that accounts of customers are insured only when required by law and nothing herein shall be deemed to require either Obligor or any Subsidiary to carry any such insurance.

      Section 8.4. Taxes, Claims for Labor and Materials, Compliance with Laws. The Obligors will promptly pay and discharge, and the Company will cause each Subsidiary promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon either Obligor or any such Subsidiary, respectively, or upon or in respect of all or any part of the property or business of either Obligor or any such Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a lien or charge upon any property of such Obligor or such Subsidiary; provided an Obligor or such Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of such Obligor or such Subsidiary or any material interference with the use thereof by such Obligor or such Subsidiary, and (ii) such Obligor or such Subsidiary shall set aside on its books, reserves reasonably deemed by it to be adequate with respect thereto. The Obligors will promptly comply and the Company will cause each Subsidiary to comply with all laws and ordinances to which it is subject, including without limitation, and as applicable, the Occupational Safety and Health Act of 1970, ERISA and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, unless the violation of such laws, ordinances, rules or regulations would not have a Material Adverse Effect.

      Section 8.5. Regulatory Compliance. The Obligors will and the Company will cause each of its Subsidiaries to keep and maintain in good standing and in full force and effect all licenses, registrations and memberships of the Obligors and the Subsidiaries and all of their respective officers, directors and shareholders to the full extent required under applicable law and applicable rules and regulations.

      Section 8.6. Transactions with Affiliates. Neither Obligor or any Subsidiary will enter into or be a party to, any transaction or arrangement with any Affiliate (including without limitation the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Obligor's or Subsidiary's business and upon fair and reasonable terms no less favorable to such Obligor or Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

SECTION 9. EXPENSES, ETC.

      Section 9.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will be obligated, jointly and severally, to pay all costs and expenses incurred by the Purchaser or other Holders of a Preferred Security in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Preferred Securities or any document related thereto (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable fees and expenses of the special counsel for the Purchaser, (b) the costs of obtaining a private placement number from Standard & Poor's for the Preferred Securities, (c) the costs and expenses (including reasonable attorneys' fees and the reasonable fees of any other special or financial advisors) incurred in evaluating, monitoring, enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Guarantee Agreement, the Expense Agreement, the Trust Agreement, the Subordinated Loan Agreement, the Subordinated Note or the Preferred Securities or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any of such documents, or by reason of being a Holder of any Preferred Security, and (d) the costs and expenses incurred in connection with the insolvency or bankruptcy of the Trust or the Company or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Preferred Securities. The Obligors will pay, and will save the Purchaser and each other Holder of a Preferred Security harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchaser or other Holder).

      Section 9.2. Survival. The obligations of the Obligors under this Section 9 will survive the payment or transfer of any Preferred Security, the enforcement, amendment or waiver of any provision of this Agreement, the Preferred Securities or any document related. thereto, and the termination of this Agreement.

SECTION 10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein or made in writing by or on behalf of either of the Obligors in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the Preferred Securities, the purchase or transfer by the Purchaser of any Preferred Security or portion thereof or interest therein and the payment with respect to any Preferred Security, and may be relied upon by any subsequent Holder of a Preferred Security, regardless of any investigation made at any time by or on behalf of such Purchaser or any other Holder of a Preferred Security. All statements contained in any certificate or other instrument delivered by or on behalf of either of the Obligors pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Preferred Securities and the other documents referred to herein embody the entire agreement and understanding between the Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 11. AMENDMENT AND WAIVER.

      Section 11.1. Requirements. This Agreement may be amended, and the observance of any term or provision hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Holders of at least 66-2/3% of the outstanding Liquidation Preference of the Preferred Securities except that (a) no amendment or waiver of any of the provisions of Section 1,2,3,4,5,6, or 15 hereof, or any defined term (as it is used therein), will be effective as to the Purchaser unless consented to by the Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Preferred Security at the time outstanding affected hereby, (i) change the percentage of the Liquidation Preference of the Preferred Securities the holders of which are required to consent to any such amendment or waiver or (ii) amend this Section 11 or Section 14.

      Section 11.2. Solicitation of Holders of Preferred Securities.

      (a) Solicitation. The Trust will provide each Holder of the Preferred Securities (irrespective of the number of Preferred Securities then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Preferred Securities. The Trust will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 11 to each Holder of outstanding Preferred Securities promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders of Preferred Securities.

      (b) Payment. Neither Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Holder of Preferred Securities as consideration for or as an inducement to the entering into by any such Holder of Preferred Securities of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each such Holder of Preferred Securities then outstanding even if such Holder did not consent to such waiver or amendment.

      Section 11.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 11 applies equally to all Holders of Preferred Securities and is binding upon them and upon each future Holder of any Preferred Security and upon the Obligors without regard to whether such Preferred Security has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between either Obligor and the Holder of any Preferred Security nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder of such Preferred Security. As used herein and in the Preferred Securities, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

      Section 11.4. Preferred Securities Held by Obligor, etc. Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate Liquidation Preference of Preferred Securities then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Preferred Securities, the Trust Agreement, the Subordinated Loan Agreement, the Subordinated Note, the Expense Agreement or the Guarantee Agreement (each a "Transaction Document") or have directed the taking of any action provided herein or in any other Transaction Document to be taken upon the direction of the Holders of a specified percentage of the aggregate Liquidation Preference of Preferred Securities then outstanding, Preferred Securities directly or indirectly owned by either Obligor or any Affiliate of either Obligor shall be deemed not to be outstanding.

SECTION 12. NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to the Purchaser or its nominee, to the Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as the Purchaser or nominee shall have specified to the Obligors in writing,

                  (ii) if to any other Holder of any Preferred Security, to such
            Holder at such address as such other Holder shall have specified to the Obligors in writing, or

                  (iii) if to the Trust or the Company, to 1050 South Diamond
            Street, P.O. Box 1727, Stockton, California 95201-1727, to the attention of the Chief Financial Officer, or at such other address as the Trust or the Company shall have specified to the Holder of each Preferred Security in writing.

                  Notices under this Section 12 will be deemed given only when actually received.

SECTION 13. REPRODUCTION OF DOCUMENTS.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Purchaser at the Closing (except the Preferred Securities themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchaser, may be reproduced by the Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 13 shall not prohibit an Obligor or any other Holder of Preferred Securities from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 14. CONFIDENTIAL INFORMATION.

      For the purposes of this Section 14, "Confidential Information" means all information delivered to the Purchaser by or on behalf of either Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified at the time of receipt by the Purchaser or otherwise prior to the execution of this Agreement, as being confidential information of such Obligor or such Subsidiary; provided, that such term does not include information (a) which was publicly known or otherwise known to the Purchaser prior to the time of such disclosure, (b) which subsequently becomes publicly known through no act or omission by the Purchaser or any Person acting on the Purchaser's behalf, (c) which otherwise becomes known to the Purchaser other than through disclosure by an Obligor or any Subsidiary or Affiliate, or (d) which constitutes financial statements delivered to the Purchaser under Section 7.1 that are otherwise publicly available. The Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by the Purchaser in good faith to protect confidential information of third parties delivered to the Purchaser; provided, that the Purchaser may deliver or disclose Confidential Information to (i) the Purchaser's directors, trustees, officers, employees, agents, attorneys, financial advisors and other professional advisors (to the extent such disclosure reasonably relates to the administration, maintenance or analysis of the investment represented by the Purchaser's Preferred Securities), (ii) any other Holder of any Preferred Security, (iii) any Institutional Investor to which the Purchaser sells or offers to sell the Preferred Security or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 14), (iv) any Person from which the Purchaser offers to purchase any security of the Trust or the Company, (v) any federal or state regulatory authority having jurisdiction over the Purchaser, (vi) the National Association of Insurance Commissioners (the "NAIC"), any rating agency which generally requires access to information about the Purchaser's investment portfolio, or any similar organization or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to the Purchaser, or (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which the Purchaser is a party, or (z) if an Event of Default has occurred under the Trust Agreement, to the extent the Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Purchaser's Preferred Securities, this Agreement, the Guarantee Agreement, the Subordinated Loan Agreement, the Expense Agreement, the Subordinated Note and the Trust Agreement. Each Holder of a Preferred Security, by its acceptance of a Preferred Security, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 14 as though it were a party to this Agreement. On reasonable request by an Obligor in connection with the delivery to any Holder of a Preferred Security of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Obligors embodying the provisions of this Section 14.

SECTION 15. SUBSTITUTION OF THE PURCHASER.

      The Purchaser shall have the right to substitute any one of the Purchaser's affiliates as the purchaser of the Preferred Securities which the Purchaser has agreed to purchase hereunder, by written notice to the Trust, which notice shall be signed by both the Purchaser and such affiliate, shall contain such affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 15), such word shall be deemed to refer to such affiliate in lieu of the Purchaser. In the event that such affiliate is so substituted as a purchaser hereunder and such affiliate thereafter transfers to the Purchaser all. of the Preferred Securities then held by such affiliate, upon receipt by the Trust of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 15), such word shall no longer be deemed to refer to such affiliate, but shall refer to the Purchaser, and the Purchaser shall have all the rights of an original holder of the Preferred Securities under this Agreement.

SECTION 16. MISCELLANEOUS.

      Section 16.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder of a Preferred Security) whether so expressed or not.

      Section 16.2. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 16.3. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

      Section 16.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

      Section 16.5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      Section 16.6. Consent to Jurisdiction and Service; Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE OBLIGORS HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN SAID JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS BROUGHT AGAINST IT BY ANY HOLDER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PREFERRED SECURITIES OR ANY OTHER DOCUMENT CONTEMPLATED HEREBY AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD and DETERMINED IN ANY SUCH COURT. EACH OF THE OBLIGORS HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH ACTION OR PROCEEDING I.N EACH CASE, TO THE FULLEST EXTENT PERMI'I 1'ED BY APPLICABLE LAW, ANY CLAIlM THAT (A) IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, (B) IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY, (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR (D) THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY ANY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE OBLIGORS HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES TRIAL BY JURY AND PERSONAL IN HAND SERVICE OF ANY SUMMONS, COMPLAINT, DECLARATION OR OTHER PROCESS AND HEREBY ABSOLU'1 ELY AND IRREVOCABLY AGREES THAT THE SERVICE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT ITS ADDRESS SET FORTH IN OR FURNISHED PURSUANT TO THE PROVISIONS OF THIS AGREEMENT, OR BY ANY OTHER MANNER PROVIDED BY LAW. ANYTHING HEREINBEFORE TO THE CONTRARY NOTWITHSTANDING, ANY HOLDER MAY SUE AN OBLIGOR IN ANY OTHER APPROPRIATE JURISDICTION AND ANY PARTY MAY SUE ANY OTHER. PARTY ON A JUDGMENT RENDERED BY ANY COURT PURSUANT TO THE PROVISIONS OF THE FIRST SENTENCE OF THIS SECTION 16.6 IN THE COURTS OF ANY COUNTRY, STATE OF THE UNITED STATES OR PLACE SUCH OTHER PARTY OR ANY OF ITS

PROPERTY OR ASSETS MAY FOUND OR IN ANY OTHER APPROPRIATE JURISDICTION.

      If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this letter and return it to the Company, whereupon this letter shall become a binding agreement among you, the Company and the Trust.

                                              VERY TRULY YOURS,

                                              DIAMOND WALNUT GROWERS, INC.

                                              By: /s/ Michael P. Riley
                                                 -------------------------------
                                              Name: Michael Riley
                                              Title:Vice President and Chief
                                                    Financial Officer

                                              DW CAPITAL TRUST I

                                              By: Wilmington Trust Company, not
                                                  in its individual capacity but
                                                   solely as Property Trustee

                                              By: /s/ Donald F. Carey, Jr.
                                                 -------------------------------
                                              Name: DONALD F. CAREY, JR.
                                              Title: Vice President
The foregoing is hereby
agreed to as of the date hereof.

THE PRUDENTIAL INSURANCE
 COMPANY OF AMERICA

By: __________________________________________
Name:
Title:

                                   SCHEDULE A

                     PREFERRED SECURITIES PURCHASE AGREEMENT
                            SCHEDULE OF DEFINED TERMS

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "Administrator" means Michael Riley or Priscilla Ross, acting in his or her capacity as administrator of the Trust.

      "Administrator's Certificate" means a certificate of an Administrator.

      "Affiliate" shall have the meaning given to such term in the Trust Agreement.

      "Agreement" means this Preferred Securities Purchase Agreement dated as of August 20, 1998, by and among the Trust, the Company and the Purchaser.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in The City of New York, New York, or Stockton, California, are required or authorized to be closed.

      "Capitalized Lease" means, at any time, any lease the obligations for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with U.S. GAAP.

      "Capitalized Rentals" means, as of the date of any determination, the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which the Company is a lessee would be reflected as a liability on a consolidated balance sheet of the Company in accordance with U.S. GAAP.

      "Closing" is defined in Section 3.

      "Closing Date" is defined in Section 3.

      "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time, and the rules and regulations promulgated thereunder, as from time to time in effect.

      "Common Securities" means the Common Securities (liquidation amount $464,000) of the Trust issued to the Company.

      "Company" shall mean Diamond Walnut Growers, Inc., an incorporated non-stock cooperative markets association organized under the Food and Agricultural Code of the State of California and any successor to substantially all of the assets and business of said Diamond Walnut Growers, Inc.

      "Confidential Information" is defined in Section 14.

                                   Schedule A
                     (Preferred Securities Purchase Agreement)

      "Consolidated Current Liabilities" means, as of the date of any determination thereof, such liabilities of the Company and its Subsidiaries, on a consolidated basis, as shall be determined in accordance with U.S. GAAP to constitute current liabilities.

      "Debt" shall have the meaning given to such term in the Subordinated Loan Agreement.

      "Default Rate" shall have the meaning given to such term in the Subordinated Loan Agreement.

      "Delaware Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Section 3801 et seq., as it may be amended from time to time.

      "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, and the rules and regulations promulgated thereunder as from time to time in effect.

      "ERISA Affiliate" means with respect to any Person, any trade or business (whether or not incorporated) that is a member of the group of which such Person is a member or is treated as a single employer together with such Person under
Section 414 of the Code.

      "Expense Agreement" means the Agreement as to Expenses and Liabilities dated as of the date hereof between the Company and the Trust.

      "Governmental Authority" means

            (a) the government of (i) the United States of America and any State or other political subdivision thereof, or (ii) any jurisdiction in which the Company conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "Guarantee" or "Guaranties" shall have the meaning given to each of such terms in the Subordinated Loan Agreement.

      "Guarantee Agreement" means the Guarantee Agreement, dated as of the date hereof, executed by the Company for the benefit of the holders of Preferred Securities.

      "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

      "Holder" means, with respect to any Preferred Security, the Person in whose name such Preferred Security is registered in the Securities Register.

      "Institutional Investor" means (a) the original Purchaser of a Preferred Security and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any trust fund, any investment fund, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

      "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements), and any agreement to give any such Lien.

      "Liquidation Preference" means the stated amount of $1,000,000 per Preferred Security and the stated amount of $464,000 per Common Security, as applicable, as may be reduced from time to time as contemplated by Section 4.2 of the Trust Agreement.

      "Loan" shall have the meaning given to such term in the Subordinated Loan Agreement.

      "Make-Whole Loan Amount" shall have the meaning given to such term in the Subordinated Loan Agreement.

      "Material" when capitalized, means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of (a) the Trust or (b) the Company and its Subsidiaries taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, or properties of the Trust or of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Trust to perform its obligations under this Agreement or the Preferred Securities or of the Company to perform its obligations under the Guarantee Agreement, the Subordinated Loan Agreement, the Expense Agreement, the Subordinated Note or the Trust Agreement, or (c) the validity or enforceability of this Agreement, the Guarantee Agreement, the Subordinated Loan Agreement, the Expense Agreement, the Subordinated Note, the Trust Agreement or the Preferred Securities.

      "Multiemployer Plan" means any Plan which is a "multiemployer plan" (as such term is defined in section 4001 (a) (3) of ERISA).

      "Obligors" is defined in the introduction to this Agreement.

      "Officer's Certificate" means a certificate of a Senior Financial Officer of the Company or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "PTCE" means a Prohibited Transaction Class Exemption issued by the Department of Labor.

      "Past Due Amounts" shall have the meaning given to such term in the Subordinated Loan Agreement.

      "Person" means an individual, partnership, corporation, trust, association, unincorporated organization, limited liability company, limited liability partnership, or a government or agency or political subdivision thereof.

      "Plan" means an "employee pension benefit plan" (as defined in section 3(2) of ERISA) subject to Title IV of ERISA which is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any Iiability.

      "Preferred Securities" means the 7.20% Cumulative Recourse Offered Preferred Securities (Liquidation Preference $1,000,000 per Preferred Security) of the Trust issued and sold pursuant to this Agreement.

      "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

      "Purchaser" means the purchaser specified in Schedule B.

      "QPAM" is defined in Section 6.2(d).

      "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

      "Rentals" shall mean and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or any Subsidiary as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or any Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Security" means security as defined in section 2(1) of the Securities
Act.

      "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company, as the case may be.

      "Source" is defined in Section 6.2.

      "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "Subordinated Loan Agreement" means the Subordinated Loan Agreement dated as of the date hereof between the Company and the Trust.

      "Subordinated Note" means the Company's 7.20% subordinated promissory note due August 20, 2011 issued in an original principal amount of $15,464,000 pursuant to the Subordinated Loan Agreement.

      The term "subsidiary" means, as to any particular parent corporation, any corporation of which more than 50% (by number of votes) of the outstanding stock (or comparable equity interest having ordinary voting power for the election of the Board of Directors or administrators, as applicable) shall be owned by such parent corporation and/or one or more corporations which are themselves subsidiaries of such parent corporation. The term "Subsidiary" shall mean a subsidiary of the Company. For the avoidance of doubt, the Trust (as defined in the Trust Agreement) is not a Subsidiary.

      "Trust Agreement" means the Trust Agreement dated as of the date hereof between the Company, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and Michael Riley and Priscilla Ross, not in their individual capacity but solely as Administrators of the Trust.

      "Trust Securities" means the Common Securities and the Preferred
Securities.

      "Trustee" means Wilmington Trust Company, a Delaware banking corporation.

      "U.S. GAAP" means generally accepted accounting principles in effect in the United States at the time of determination.

                                   SCHEDULE B
                        INFORMATION RELATING TO PURCHASER

                   NAME AND ADDRESS                      PRINCIPAL AMOUNT
                     OF PURCHASER                          OF SECURITIES
                                                          TO BE PURCHASED
THE PRUDENTIAL INSURANCE                                      $15,000,000
   COMPANY OF AMERICA
4 Embarcadero Center
Suite 2700
San Francisco, California 94111

Payments

All payments on or in respect of the Securities to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as 7.20% Cumulative Recourse
Offered Preferred Securities of DW Capital Trust I, PPN
23339 AA2, redemption, premium or distribution) to:

      Bank of New York
      New York, New York  10015

Notices

All notices with respect to payments to:

      The Prudential Insurance Company
       of America
      Three Gateway Center
      100 Mulberry Street
      Newark, New Jersey 07102-4077
      Attention: Manager, Billings and Collection
      Telephone: (973) 802-5260
      Facsimile: (973) 802-8055

      Recipient of telephonic prepayment notices:
      Manager, Trade Management
      Telephone: (973) 802-6060
      Facsimile: (973) 802-9425

Name of Nominee in which Securities are to be issued: None

                                   SCHEDULE B
                  (to Preferred Securities Purchase Agreement)

Instruction regarding delivery of Securities:

         The Prudential Capital Group
         One Gateway Center, 11th Floor
         Newark, New Jersey 07102-5311
         Attention:

                         SCHEDULE 5.3
        TO THE PREFERRED SECURITIES PURCHASE AGREEMENT

                                                        COMPANY'S
 AFFILIATE OF THE TRUST AND THE      JURISDICTION OF    PERCENTAGE
             COMPANY                  INCORPORATION     OWNERSHIP
---------------------------------    ---------------    ----------
Sun-Diamond Growers of California      California         32.67%
(direct subsidiary)

(direct subsidiary)
Sun-Land Products of California        California         32.67%
(indirect subsidiary)

                                  SCHEDULE 5.4
                 TO THE PREFERRED SECURITIES PURCHASE AGREEMENT

Financial Statements (including in the Company's 1997 Annual Report):

      Statements of Operation of the Company for the years ended July 31, 1997 and 1996.

      Statements of Current Member Accounts of the Company for the years ended July 31, 1997 and 1996.

      Balance Sheets of the Company as of July 31, 1997 and 1996.

      Statements of Cash Flows of the Company for the years ended July 31, 1997 and 1996.

      Statements of Members' Equity of the Company for the years ended July 31, 1997 and 1996.

      Notes to the Financial Statements.

                                SCHEDULE 5.10 TO
                   THE PREFERRED SECURITIES PURCHASE AGREEMENT

Material Trademarks:

         Diamond Walnut

         Diamond of California

         Emerald

                                  SCHEDULE 5.14
                 TO THE PREFERRED SECURITIES PURCHASE AGREEMENT

Debt:

      1. Master Loan Agreement between CoBank, ACB and the Company, dated January 3, 1996, as supplemented and amended.

      2. Credit Agreement between Bank of America National Trust and Savings Association and the Company, dated February 26, 1998.

      3.    Member Notes with maturities of less than one year.

      4. Guaranty of the Company with respect to certain tax obligations of Old Sun-Land Products of California, as set forth in the Tax Sharing Agreement by and between Sun-Diamond, Sun-Land and each Subsidiary, and each Distributee, dated August 1, 1998.

                                  SCHEDULE 5.19
                 TO THE PREFERRED SECURITIES PURCHASE AGREEMENT

Agreement and Plan of Subsidiary Formation, Corporate Separation, and
      Reorganization, dated August 1, 1998.

      The Agreement provides that the ongoing business operations of Old Sun-Land Products of California ("Sun-Land") are divided into three (3) separate corporations to provide direct management of individual product lines by members, including the Company, who own and manage the brands used by Sun-Land.

Tax Sharing Agreement by and between Sun-Diamond, Sun-Land and each Subsidiary, and each Distributee, dated August 1, 1998.

      The Agreement provides for a tax-sharing arrangement between Sun-Diamond Growers of California, Old Sun-Land Products of California ("Sun-Land") and its subsidiaries and the various members who own and manage the brands used by Sun-Land, including the Company, with respect to taxes owed by Sun-Land.

                                 TRUST AGREEMENT

                                      among

                          DIAMOND WALNUT GROWERS, INC.
                                  as Depositor,

                            WILMINGTON TRUST COMPANY,
                              as Property Trustee,


                            WILMINGTON TRUST COMPANY,
                              as Delaware Trustee,

                                       and

                         the Administrators named herein
                       ----------------------------------

                               DW CAPITAL TRUST I

                       ----------------------------------

                           Dated as of August 19, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
Parties.......................................................................................................   1

Recitals......................................................................................................   1

ARTICLE I                  INTERPRETATION AND DEFINITIONS.....................................................   1

         Section 1.1.          Interpretation.................................................................   1
         Section 1.2.          Certain Definitions............................................................   2

ARTICLE II                 THE TRUST..........................................................................   9

         Section 2.1.          Name...........................................................................   9
         Section 2.2.          Office of the Delaware Trustee; Principal Place of Business....................   9
         Section 2.3.          Initial Contribution of Trust Property; Organizational Expenses................   9
         Section 2.4.          Issuance of the Preferred Securities...........................................   9
         Section 2.5.          Issuance of the Common Securities; Subscription and Purchase of
                               Subordinated Note .............................................................  10
         Section 2.6.          Declaration of Trust...........................................................  10
         Section 2.7.          Authorization of Enter into Certain Transactions...............................  10
         Section 2.8.          Assets of Trust................................................................  13
         Section 2.9.          Title to Trust Property........................................................  13
         Section 2.10.         Classification Matters.........................................................  13

ARTICLE III                PAYMENT ACCOUNT....................................................................  14

         Section 3.1.          Payment Account................................................................  14

ARTICLE IV                 DISTRIBUTIONS......................................................................  15

         Section 4.1.          Distributions..................................................................  15
         Section 4.2.          Redemption.....................................................................  16
         Section 4.3.          Distributions to and Subordination of Common Securities........................  17
         Section 4.4.          Payment Procedures.............................................................  18
         Section 4.5.          Tax Returns and Reports........................................................  18
         Section 4.6.          Payment of Taxes; Duties of the Trustee........................................  18
         Section 4.7.          Payments under Subordinated Loan Agreement or Guarantee
                                 Agreement or Pursuant to Direct Actions......................................  19
         Section 4.8.          Liability of the Holder of Common Securities...................................  19

ARTICLE V                  TRUST SECURITIES CERTIFICATES......................................................  19

         Section 5.1.          Initial Ownership..............................................................  19
         Section 5.2.          The Trust Securities Certificates..............................................  19
         Section 5.3.          Execution and Delivery of Trust Securities Certificates........................  19

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

         Section 5.4.          Registration of Transfer and Exchange of Preferred
                               Securities Certificates........................................................  19
         Section 5.5.          Mutilated, Destroyed, Lost or Stolen Trust Securities
                               Certificates...................................................................  21
         Section 5.6.          Persons Deemed Holders.........................................................  21
         Section 5.7.          Access to List of Holders' Names and Addresses.................................  21
         Section 5.8.          Maintenance of Office or Agency................................................  21
         Section 5.9.          Appointment of Paying Agent....................................................  21
         Section 5.10.         Ownership of Common Securities by Depositor....................................  22
         Section 5.11.         Rights of Holders..............................................................  22
         Section 5.12.         Transfer Limitations...........................................................  24

ARTICLE VI                 ACTS OF HOLDERS....................................................................  24

         Section 6.1.          Limitations on Voting Rights...................................................  24
         Section 6.2.          Acts of Holders................................................................  25
         Section 6.3.          Inspection of Records..........................................................  25

ARTICLE VII                REPRESENTATIONS AND WARRANTIES.....................................................  26

         Section 7.1.          Representations and Warranties of the Property Trustee and the
                               Delaware Trustee...............................................................  26
         Section 7.2.          Representations and Warranties of Depositor....................................  27

ARTICLE VIII               THE Trustees; THE ADMINISTRATORS...................................................  27

         Section 8.1.          Certain Duties and Responsibilities............................................  27
         Section 8.2.          Certain Notices................................................................  28
         Section 8.3.          Certain Rights of Property Trustee.............................................  28
         Section 8.4.          Not Responsible for Recitals or Issuance of Securities.........................  30
         Section 8.5.          May Hold Securities............................................................  30
         Section 8.6.          Compensation; Indemnity Fees...................................................  31
         Section 8.7.          Corporate Property Trustee Required; Eligibility of
                               Trustees and Administrators....................................................  32
         Section 8.8.          Co-Trustees and Separate Trustee...............................................  32
         Section 8.9.          Resignation and Removal; Appointment of Successor..............................  33
         Section 8.10.         Acceptance of Appointment by Successor.........................................  34
         Section 8.11.         Merger, Conversion, Consolidation or Succession to Business....................  35
         Section 8.12.         Preferential Collection of Claims Against Depositor or Trust...................  35
         Section 8.13.         Reports by Property Trustee....................................................  35
         Section 8.14.         Number of Trustees.............................................................  36
         Section 8.15.         Delegation of Power............................................................  36
         Section 8.16.         Appointment of Administrators..................................................  36

ARTICLE IX                 TERMINATION AND MERGER.............................................................  37

         Section 9.1.          Termination Upon Expiration Date...............................................  37
         Section 9.2.          Early Termination..............................................................  37


         Section 9.3.          Termination....................................................................   38
         Section 9.4.          Liquidation....................................................................   38
         Section 9.5.          No Mergers, Consolidations, Amalgamations or Replacements
                               of the Trust...................................................................   39

ARTICLE X                  MISCELLANEOUS PROVISIONS...........................................................   39

         Section 10.1.         Limitation of Rights of Holders................................................   39
         Section 10.2.         Amendment......................................................................   39
         Section 10.3.         Separability...................................................................   40
         Section 10.4.         Governing Law..................................................................   40
         Section 10.5.         Payments Due on Non-Business Day...............................................   40
         Section 10.6.         Successors.....................................................................   40
         Section 10.7.         Headings.......................................................................   40
         Section 10.8.         Reports, Notices and Demands...................................................   40
         Section 10.9.         Agreement Not to Petition......................................................   41
         Section 10.10.        Acceptance of Terms of Trust Agreement, Guarantee Agreement
                               and Subordinated Loan Agreement................................................   41
         Section 10.11.        Counterparts...................................................................   42

Signature.....................................................................................................   43

EXHIBIT A (CERTIFICATE OF TRUST OF DW CAPITAL TRUST I)........................................................  A-1

EXHIBIT B (FORM OF CERTIFICATE EVIDENCING COMMON SECURITIES)..................................................  B-1

EXHIBIT C (FORM OF CERTIFICATE EVIDENCING PREFERRED SECURITIES)...............................................  C-1

EXHIBIT D (PRIVATE PLACEMENT LEGEND)..........................................................................  D-1

                                 TRUST AGREEMENT

      TRUST AGREEMENT dated as of August 19, 1998 among (i) DIAMOND WALNUT GROWERS, INC., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California (including any successors or assigns, the "Depositor"), (ii) WIILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee collectively, the "Trustees" ), and (iv) Michael Riley, an individual, and Priscilla Ross, an individual, each of whose address is c/o Diamond Walnut Growers, Inc., 1050 South Diamond Street, P.O. Box 1727, Stockton, California, 95201-1727 (each, together with any successor thereto, an "Administrator" and, collectively, the "Administrators").

                                   WITNESSETH:

      WHEREAS, the Depositor and the Trustees hereby declare and create a business trust pursuant to the Delaware Business Trust Act (as hereinafter defined) by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on August 18, 1998 and effective as of August 19, 1998, attached as Exhibit A; and

      WHEREAS, the Depositor and the Trustees desire to enter into this Trust Agreement to provide for, among, other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Subordinated Note and (iv) the appointment of the Property Trustee and the Administrators;

      Now, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of'the Holders (as hereinafter defined), hereby agrees as follows:

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

      Section 1.1 Interpretation. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Trust Agreement;

            (c) the words "herein", "hereof and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

            (d) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

      Section 1.2 Certain Definitions. For all purposes of this Trust Agreement, the following terms shall have the meanings assigned below:

      "Act" has the meaning specified in Section 6.2.

      "Administrators" has the meaning set forth in the preamble to this Trust Agreement.

      "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Depositor, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock (as defined in the Subordinated Note Agreement) of the Depositor, or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Depositor or a Subsidiary as defined in the Subordinated Note Agreement. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

      "Bank" has the meaning specified in the preamble to this Trust Agreement.

      "Bankruptcy Event" means, with respect to any Person:

                  (a) the entry of a decree or order by a court having
            jurisdiction in .the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of all or any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the institution by such Person of proceedings to be
            adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

      "Bankruptcy Laws" has the meaning specified in Section 10.9.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of such Board of Directors or officers of the Depositor to which authority to act on behalf of such Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

      "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York or Stockton, California are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust Office is closed for business.

      "Closing Date" has the meaning specified in the Purchase Agreement, which date is also the date of execution and delivery of this Trust Agreement and the date of the initial issuance, sale and delivery of the Trust Securities and the Subordinated Note.

      "Common Securities Certificate" means a certificate evidencing the Common Securities, substantially in the form attached as Exhibit B.

      "Common Securities" means the Common Securities entitled to the beneficial interest in the assets of the Trust, subject to the preferences of the Preferred Securities, and having the rights provided for in this Trust Agreement, including the right to receive Distributions and to be redeemed and to receive a liquidation distribution, subject to the preference on redemption or liquidation of the Preferred Securities.

      "Corporate Trust Office" means the principal office of the Property Trustee, which on the date hereof is located at 1100 North Market Street, Wilmington, Delaware 19890-0001.

      "Default" has the meaning specified in the Subordinated Loan Agreement.

      "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

      "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

      "Depositor" has the meaning specified in the preamble to this Trust Agreement. "Direct Action" has the meaning specified in Section 5.11(c).

      "Discounted Value" means, with respect to the Redemption Amount of any Preferred Security, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Redemption Amount from the respective scheduled due dates therefor to the Settlement Date with respect to such Redemption Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which Distributions on the Preferred Securities are payable) equal to the Reinvestment Yield with respect to such Preferred Security.

      "Distribution Date" has the meaning specified in Section 4.1(a).

      "Distributions" means amounts payable in respect of Trust Securities as provided in Section 4.1.

      "Early Termination Event" has the meaning specified in Section 9.2.

      "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) the occurrence of a Subordinated Note Event of Default; or

            (b) default by the Trust in the payment of any Distribution when it becomes due and payable after the corresponding payment has been made to the Trust on the Subordinated Note; or

            (c) default by the Trust in the payment of any Redemption Amount of any Trust Security when it becomes due and payable after the corresponding payment has been made to the Trust on the Subordinated Note; or

            (d) default in the performance or breach of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is described in clause (b) or (c) above) or of the Trust in the Purchase Agreement and continuation of any such default or breach for a period of 30 days after the earlier of
      (i) a Responsible Officer of the defaulting Trustee obtaining actual knowledge of such default, and (ii) there having been given, in the manner provided in Section 10.8, to the defaulting Trustee or Trustees by any Holder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and a successor Property Trustee has not been appointed within 90 days thereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Exchange Notes" has the meaning specified in Section 9.2(b).

      "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit E, as amended from time to time.

      "Expiration Date" has the meaning specified in Section 9.1.

      "Guarantee Agreement" means the Guarantee Agreement dated as of August 20, 1998 executed and delivered by the Depositor contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Preferred Securities, as amended from time to time.

      "Holder" means a Person in whose name a Trust Security or Trust Securities are registered in the Securities Register.

      "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

      "Like Amount" means with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Preference in an amount equal to the principal amount of the portion of the Subordinated Note to be repaid in accordance with the Subordinated Loan Agreement, the proceeds of which will be used to pay the Redemption Amount of such Trust Securities.

      "Liquidation Date" means the date on which Exchange Notes are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.2.

      "Liquidation Preference" means the stated amount of $1,000,000 per Preferred Security and the stated amount of $464,000 per Common Security, as applicable, as may be reduced from time to time as contemplated by Section 4.2 of the Trust Agreement.

      "Loan" has the meaning specified in the Subordinated Loan Agreement

      "Make-Whole Loan Amount" shall mean, with respect to any Preferred Security, an amount equal to the excess, if any, of (i) the Discounted Value of the Remaining Scheduled Payments with respect to the Redemption Amount of such Preferred Security over (ii) the Redemption Amount of such Preferred Security that is to be redeemed pursuant to Section 4.2(b), provided that the Make-Whole Loan Amount may in no event be less than zero.

      "1940 Act" means the Investment Company Act of 1940, as amended.

      "Officers' Certificate" means a certificate signed by the President and Chief Executive Officer, a Senior Vice President or Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee; provided, that a certificate with respect to any act or direction of the Administrators shall be signed by one of the Administrators. Any Officers' Certificate delivered with respect to compliance with a covenant or condition provided for in this Trust Agreement shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

      "Past Due Distribution Rate" has the meaning specified in Section 4.1.

      "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9 and, initially, the Bank.

      "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Holders in which all amounts paid in respect of the Subordinated Note will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

      "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

      "Preferred Securities Certificate" means a certificate evidencing Preferred Securities, substantially in the form attached as Exhibit C.

      "Preferred Security" means the 7.20% Cumulative Recourse Offered Preferred Securities representing an undivided beneficial interest in the assets of the Trust, having an original Liquidation Preference of $1,000,000 per security and an original aggregate Liquidation Preference of $15,000,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and Redemption Amounts as provided herein.

      "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

      "Purchase Agreement" means the Preferred Securities Purchase Agreement dated as of August 20, 1998, among the Trust, the Depositor and the Purchaser named in Schedule B thereto.

      "Redemption Amount" means, with respect to any Preferred Security, the portion of the Liquidation Preference which shall be scheduled for redemption in the case of a Scheduled Redemption or called for redemption in the case of an Unscheduled Redemption.

      "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for redemption thereof, which shall be for each Scheduled Redemption the date scheduled therefor as provided in Section 4.2(a) and for each Unscheduled Redemption the date notified therefor as provided in
Section 4.2(c).

      "Reinvestment Yield" means, with respect to the Redemption Amount of any Preferred Security, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date, with respect to the Redemption Amount, on the display designated as "Page 678" on the Bridge/Telerate Market Service (or such other display as may replace Page 678 on Bridge/Telerate Market Service) for actively traded US Treasury securities having a maturity equal to the Remaining Average Life of such Redemption Amount as of such Settlement bate, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the "Treasury Constant Maturity Series Yields" reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Redemption Amount, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded US Treasury securities having a constant maturity equal to the Remaining Average Life of such Redemption Amount as of such Settlement Date, Such implied yield will be determined, if necessary, by (i) converting US Treasury bill quotations to non-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (A) the actively traded US Treasury security with the duration closest to and greater than the Remaining Average Life and (B) the actively traded US Treasury security with the duration closest to and less than the Remaining Average Life.

      "Relevant Trustee" has the meaning specified in Section 8.9.

      "Remaining Average Life" means, with respect to the Redemption Amount on any Preferred Security, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Redemption Amount into (ii) the sum of the products obtained by multiplying (a) the Redemption Amount component of each Remaining Scheduled Payment with respect to such Redemption Amount by
(b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Redemption Amount and the scheduled due date of such Remaining Scheduled Payment.

      "Remaining Scheduled Payments" means, with respect to the Redemption Amount on any Settlement Date for any Preferred Security, all payments of such Redemption Amount and Distributions in respect of the Liquidation Preference represented thereby that would be due after the Settlement Date if no payment of Redemption Amount were made prior to. its scheduled Redemption Date (assuming the Distributions were duly declared and paid on the scheduled due dates), provided that if such Settlement Date is not a date on which Distributions are due to be paid under the terms of the Preferred Security, then the amount of the next succeeding scheduled Distributions will be reduced by the amount of accumulated Distributions accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 4.2(b).

      "Responsible Officer" means, when used with respect to either Trustee, any officer in the Corporate Trust Administration Department of such Trustee and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Restricted Legend" means a legend to be imprinted on each Preferred Security as set forth on Exhibit D.

      "Scheduled Redemption" has the meaning set forth in Section 4.2.

      "Scheduled Redemption Dates" means each of the dates set forth in the chart in Section 4.2(a).

      "Securities Act" means the United States Securities Act of 1933, as amended.

      "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

      "Settlement Date" means, with respect to the Redemption Amount of any Preferred Security, the date prior to the scheduled maturity thereof on which such Preferred Security is to be redeemed pursuant to Section 4.2(b).

      "Subordinated Loan Agreement" means the Subordinated Loan Agreement dated as of August 20, 1998 between the Depositor and the Trust.

      "Subordinated Note" means the Depositor's 7.20% subordinated note due August 20, 2011 issued pursuant to the Subordinated Loan Agreement in an original principal amount of $15,464,000.

      "Subordinated Note Event of Default" means an "Event of Default" as defined in the Subordinated Loan Agreement.

      "Subordinated Note Repayment Date" means, with respect to any repayment of the Subordinated Note under the Subordinated Loan Agreement, the date fixed for repayment under the Subordinated Loan Agreement.

      "Suspension Event" has the meaning specified in the Subordinated Loan Agreement.

      "Trust" means the Delaware business trust identified in Section 2.1.

      "Trust Agreement" means this Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto.

      "Trust Property" means (i) the Subordinated Note and rights of the holder of the Subordinated Note under the Subordinated Loan Agreement, (ii) the rights of the Trust under the Expense Agreement, (iii) any cash on deposit in, or owing to, the Payment Account and (iv) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

      "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

      "Trust Security" means the Common Securities or the Preferred Securities or both or any portion of either class, as relevant in the context in which the term is used.

      "Trustees" means, collectively, the Property Trustee and the Delaware Trustee.

      "Unscheduled Redemption" has the meaning set forth in Section 4.2.

      "Unscheduled Redemption Date" means each date specified in a notice provided for in and as defined in Section 4.2(c).

                                   ARTICLE II
                                    THE TRUST

      Section 2.1 Name. The Trust established pursuant hereto will be known as the "DW Capital Trust I" and shall be a statutory business trust for the purposes permitted and with all legal rights granted under the laws of the State of Delaware.

      Section 2.2 Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Trust is in care of Diamond Walnut Growers, Inc., 1050 South Diamond Street, P.O. Box 1727, Stockton, California 95201-1727.

      Section 2.3 Initial Contribution of Trust Property; Organizational Expenses. The Property Trustee acknowledges receipt in trust from the Depositor of the sum of $10, which constitutes the initial Trust Property. The Depositor shall pay organizational and administrative expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment or reimbursement of such expenses.

      Section 2.4 Issuance of the Preferred Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Depositor and an Administrator, on behalf of the Trust, shall execute and deliver the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement and the Purchase Agreement, an Administrator, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Purchaser named in the Purchase Agreement, Preferred Securities Certificates representing 15 Preferred

Securities, each having an initial Liquidation Preference of $1,000,000 and having an aggregate initial Liquidation Preference of $15,000,000 against receipt of the aggregate purchase price of such Preferred Securities of $15,000,000 by the Trust.

      Section 2.5 Issuance of the Common Securities; Subscription and Purchase of Subordinated Note. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor, the Common Securities Certificate, registered in the name of the Depositor, representing the Common Securities and having an aggregate liquidation amount of $464,000 against payment by the Depositor of $464,000 to the Trust. The Administrators, on behalf of the Trust, shall thereupon advance the aggregate purchase price of the Common Securities and the Preferred Securities in the principal amount of $15,464,000 to the Depositor, subject to fulfillment of conditions precedent under the Subordinated Loan Agreement, and in exchange for an executed Subordinated Note in such principal amount issued by the Depositor to the Trust.

      Section 2.6 Declaration of Trust. The sole and exclusive purpose and function of the Trust is (i) to issue and sell the Trust Securities as provided in Sections 2.4 and 2.5; (ii) to advance the purchase price from the issuance of the Trust Securities as proceeds of a loan under the Subordinated Loan Agreement evidenced by the Subordinated Note; and (iii) to engage in those activities necessary, convenient or incidental thereto. The Trust shall not have the authority to issue additional Common Securities or additional Preferred Securities. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and shall not be trustees or fiduciaries with respect to the Trust. The Property Trustee shall have the power to perform those duties assigned to the Administrators. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

      Section 2.7 Authorization to Enter into Certain Transactions. (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in Section 2.7(b), and in accordance with the following clauses (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation the following:

                  (i) Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                        (A) the issuance and sale of the Trust Securities;

                        (B) causing the Trust to enter into, and executing,
                  delivering and performing on behalf of the Trust, the Expense Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                        (C) the sending of notices (other than notices of
                  default) and other information regarding the Trust Securities and the Subordinated Note to the Holders in accordance with this Trust Agreement;

                        (D) the consent to the appointment of a Paying Agent and
                  Securities Registrar in accordance with this Trust Agreement, which consent shall not be unreasonably withheld;

                        (E) execution of the Trust Securities in accordance with
                  this Trust Agreement;

                        (F) to the extent provided in this Trust Agreement, the
                  winding up of the affairs of and liquidation of the Trust and the preparation and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                        (G) unless otherwise determined by the Property Trustee
                  or the holders of at least a majority in the then applicable Liquidation Preference of Preferred Securities or Common Securities, or as otherwise required by the Delaware Business Trust Act, executing on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Trust Agreement; and

                        (H) the taking of any action incidental or convenient to
                  the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                        (A) the execution and delivery of the Purchase Agreement
                  and the Subordinated Loan Agreement;

                        (B) the establishment of the Payment Account;

                        (C) the Loan under the Subordinated Loan Agreement and
                  the Subordinated Note;

                        (D) the collection of interest, principal and any other
                  payments made in respect of the Subordinated Note in the Payment Account;

                        (E) the distribution through the Paying Agent of amounts
                  owed to the Holders in respect of the Trust Securities;

                        (F) the exercise of all of the rights of a holder of the
                  Subordinated Note;

                        (G) the sending of notices of default and other
                  information regarding the Trust Securities and the Subordinated Note to the Holders in accordance with this Trust Agreement;

                        (H) the distribution of the Trust Property in accordance
                  with the terms of this Trust Agreement;

                        (I) to the extent provided in this Trust Agreement, the
                  winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                        (J) after an Event of Default (other than under
                  paragraph (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), the taking of any action incidental or convenient to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and to protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                        (K) the performance of any of the duties, liabilities,
                  powers or the authority of the Administrators set forth herein.

                  In the event of a conflict between the action of the Administrators and the action of the Property Trustee, the action of the Property Trustee shall prevail.

                  (b) So long as this Trust Agreement remains in effect, the
            Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement (ii) issue any securities other than the Trust Securities whose issuance is provided for in this Trust Agreement; (iii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iv) take any action that would cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes, (v) incur any indebtedness for borrowed money or issue any other debt or (vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in the capacity as Holders.

                  (c) In connection with the issue and sale of the Preferred
            Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

            (i) the preparation by the Trust of a private placement memorandum, including any amendment or supplement thereto, in relation to the Preferred Securities and the taking of any action necessary to obtain an exemption from the Securities Act;

            (ii) the determination of the States in which to take appropriate action to qualify or register for sale all, or part, of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

            (iii) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Preferred Securities; and

            (iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

      (d) Notwithstanding anything herein to the contrary, the Administrators and the Property Trustee are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or to be classified as an association taxable as a corporation for United States federal income tax purposes, and so that the Subordinated Note will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Administrators, the Property Trustee and the Holder of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of any Administrator, Property Trustee and the Holder of the Common Securities determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect the interests of the Holders of the Preferred Securities or vary the terms of the Preferred Securities or the Subordinated Note.

      Section 2.8 Assets of Trust. The assets of the Trust shall consist of the Trust Property.

      Section 2.9 Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Holders in accordance with this Trust Agreement.

      Section 2.10 Classification Matters. (a) It is the intention of all parties to this Trust Agreement and each owner of a Trust Security by acquiring a Trust Security that this Trust be treated as a "grantor trust," within the meaning of Sections 671 through 679 of the Internal Revenue Code of 1986 (the "Code") and Treas. Reg. Section 301.7701-4(c) and all terms and provisions hereof shall be construed to further that intent.

      (b) Notwithstanding (a), each party to this Trust Agreement and each owner of a Trust Security by acquiring a Trust Security agree that if the Trust is determined not to be a "grantor trust," the Trust shall be treated as and classified as a partnership for all federal income tax purposes and that each owner of a Trust Security intends and expects, in that instance, to be treated as a partner for such purposes. To the extent necessary, the owner of the Common Securities shall be the "Tax Matters Partner" of the Trust within the meaning of Section 6231 of the Code. In its capacity as Tax Matters Partner and at the expense of the Trust, it shall represent the Trust to the extent permitted by law in connection with any inquiry, examination or audit of the Trust affairs by tax authorities.

      (c) The Trustee shall, at the direction of the owner of the Common Securities, (i) maintain (or cause to be maintained) the books of the Trust on a fiscal year basis ending December 31 (or such other period as may be required by applicable law), with the first year being the year ending December 31, 1998, and on the accrual method of accounting, (ii) deliver (or cause to be delivered) to each owner of each Trust Security the information required by the Code and applicable Treasury Regulations, (iii) file (or cause to be filed) such tax returns relating to the Trust as may from time to time be required or appropriate under any applicable federal statute or rule or regulation thereunder and (iv) cause such tax returns to be signed in the manner required by law.

      (d) The Trustee may satisfy its obligations with respect to Section 2.10(c) by retaining, at the expense of the Trust, a nationally recognized firm of independent public accountants selected by the Depositor, which shall perform the obligations of the Trustee thereunder.

      (e) Each owner of a Trust Security, by its acceptance of a Trust Security, agrees to provide to the owner of the Common Securities within 45 days after its acceptance of such Trust Security, the following information: (i) the name, address, taxable year and taxpayer identification number of such owner and any beneficial owners for whom it holds a Trust Security and (ii) whether such owner is (A) a person that is not a United States person, (B) a foreign government, an international organization or any wholly-owned agency or instrumentality of either of the foregoing or (C) a tax-exempt entity.

      (f) Neither any party to this Trust Agreement nor any owner of a Trust Security by acceptance of its Trust Security shall take any act or permit any act to be taken that is inconsistent with the statements of interest and agreements contained in this Section 2.10.

                                   ARTICLE III
                                 PAYMENT ACCOUNT

      Section 3.1 Payment Account. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

      (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments (including any

Make-Whole Loan Amount (as such term is defined in the Subordinated Loan Agreement) and any interest at the Default Rate (as defined in the Subordinated Loan Agreement) on past due or deferred payments of principal Make-Whole Loan Amount or proceeds in respect of, the Subordinated Note.

      (c) Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV
                            DISTRIBUTIONS; REDEMPTION

      Section 4.1 Distributions. (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions will be made on the Trust Securities as provided herein on the dates that payments of interest are made on the Subordinated Note. Accordingly:

            (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from the Closing Date, and shall be payable quarterly in arrears on February 20, May 20, August 20 and November 20 of each year, commencing on November 20, 1998. If any date on which a Distribution otherwise would be payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), or, if such Business Day falls in the next calendar year, on the immediately preceding Business Day in each case, with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date" ).

            (ii) Distributions on the Trust Securities shall accrue and accumulate until paid at 7.20% per annum of the Liquidation Preference in effect during each distribution period of the Trust Securities (the "Scheduled Distribution Rate"). From and after an Event of Default under clause (a) or (b) of Section 8.01 of the Subordinated Loan Agreement or a deferral of interest under Section 3.02 of the Subordinated Loan Agreement, Distributions will accrue at 9.20% per annum (the "Past Due Distribution Rate") with respect to that portion of the Liquidation Preference and Distributions represented by the corresponding overdue or deferred amounts of principal and interest under the Subordinated Note. In addition, in the event of a deferral of the payment of interest on the Loan pursuant to the provisions of Section 3.02 of the Subordinated Loan Agreement, Distributions will accrue and accumulate until paid at 9.20% per annum of the Liquidation Preference in effect during such deferral period and thereafter until paid. The Distribution payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

            (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

      (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date for such Distribution Date, which shall be the date five days prior to such Distribution Date.

      Section 4.2. Redemption. (a) Scheduled Redemptions. The Trust shall redeem the Preferred Securities in three scheduled installments each of which, when paid to the Holders, shall reduce the Liquidation Preference of each share of Preferred Securities by the Redemption Amount then paid (the "Scheduled Redemptions"). The Scheduled Redemptions shall be made on the dates and in the amounts set forth below with respect to each share of Preferred Securities; provided that, upon any partial Unscheduled Redemption of the Preferred Securities pursuant to Section 4.2(b), the Scheduled Redemptions becoming due under this Section 4.2(a) on or after the date of such Unscheduled Redemption shall be reduced in the same proportion as the Liquidation Preference of the Preferred Securities is reduced as a result of such Unscheduled Redemption:

                                               AGGREGATE
SCHEDULED REDEMPTION DATE                  REDEMPTION AMOUNT
     August 20, 2009                          $5,000,000
     August 20, 2010                          $5,000,000
     August 20, 2011                          $5,000,000

The Trust will not redeem the Common Securities pursuant to the provisions of this Section 4.2(a) prior to the last Scheduled Redemption Date. The Trust shall redeem the Common Securities in full on the last Scheduled Redemption Date only after the Preferred Securities are redeemed in full as provided in this Section
4.2. The payment of each Redemption Amount shall be made together with accumulated and unpaid Distributions payable on such date.

      (b) Unscheduled Redemptions. The Loan may be prepaid in whole or in part on dates and subject to the terms and conditions specified in the Subordinated Loan Agreement. Subject to the provisions of the final paragraph of Section 4.2(d) and to Section 4.3, in the event of a prepayment of the Loan (including any prepayments made as a result of acceleration of the Loan), the Trust shall redeem the Trust Securities in an amount corresponding to the Like Amount of the prepayment on the Loan (an "Unscheduled Redemption"), and any such Unscheduled Redemption shall be made on the date of the prepayment of the Loan together with accumulated and unpaid Distributions payable on such date to the Trust Securities plus the Make-Whole Loan Amount. Each Unscheduled Redemption shall reduce the Liquidation Preference of each Trust Security by the Redemption Amount paid to the Holder thereof.

      (c) Redemption Procedures. Notice of any Unscheduled Redemption (which notice will be irrevocable) will be given by the Trust by mail to each record Holder of Trust Securities not less than 30 days and not more than 60 days prior to the date fixed for such Unscheduled Redemption which notice shall specify such date (the "Unscheduled Redemption Date"), the applicable Redemption Amount, accumulated and unpaid Distributions and Make-Whole Loan Amount, each as payable to said Holder on said Unscheduled Redemption Date and shall provide a reasonably detailed computation of such amounts. In addition, the Trust shall, at least two Business Days prior to any Unscheduled Redemption Date, provide each Holder with written notice of the Make-Whole Loan Amount payable in connection with such Redemption of such Holder's Preferred Securities including a reasonably detailed computation thereof. If the Trust gives a notice of redemption, then the applicable Redemption Amount in such notice will become due and payable on such Unscheduled Redemption Date and by 12:00 noon, New York City time on the date fixed for redemption, the Trust will redeem the Trust Securities at the Redemption Amount. In the event that payment of the Redemption Amount is improperly withheld or refused and not paid by either the Trust or the Depositor pursuant to the Guarantee Agreement, Distributions on the Trust Securities called for redemption will continue to accumulate at the Past Due Distribution Rate until the date that the Redemption Amount (adjusted for additional Distributions accrued until the date of actual payment) is actually paid, and the Holders of such Preferred Securities may, until such payment, exercise all of their rights as Holders of the Preferred Securities.

      (d) Other Redemption Matters. In the event of any partial redemption of the Preferred Securities (whether pursuant to Section 4.2(a) or (b)), the amount to be so applied to the redemption of the Preferred Securities will be allocated among all outstanding Preferred Securities, as nearly as practicable in proportion to the respective Liquidation Preference thereof with adjustments to equalize for any prior redemption not in such proportion).

      The Trust will redeem Trust Securities on any Scheduled Redemption Date or Unscheduled Redemption Date only to the extent it has funds then on hand and available therefor in the Payment Account.

      The Depositor will promptly cancel all Preferred Securities acquired by it or any Affiliate (over which the Company exercises control) pursuant to any payment, prepayment or purchase of the Preferred Securities pursuant to any provision of this Agreement, or otherwise, and no Preferred Securities may be issued in substitution or exchange for any such Preferred Securities.

      No Common Securities shall be redeemed or purchased by the Trust until all Preferred Securities shall have been redeemed or purchased by the Trust in full in accordance with clause (a) or (b) of this Section 4.2, and no amounts received following an acceleration of the Subordinated Note shall be distributed to the Holder of the Common Securities until all amounts owing on the Preferred Securities, including the Liquidation Preference, all accrued Distributions and the Make-Whole Loan Amount (if any) are paid in full.

      Section 4.3. Distributions to and Subordination of Common Securities.
(a) The Trust shall not make any Distribution to, or Scheduled or Unscheduled Redemption of, Common Securities on any date other than a date on which it is making a Distribution to, or Scheduled or Unscheduled Redemption of, Preferred Securities. On any date for payment of Distributions to or for any Scheduled or Unscheduled Redemption of Preferred Securities, the Trust shall make the payment of the Distribution and Redemption Amount to the Holders of Preferred Securities prior to making any payment in respect of the Common Securities. After payment in full of all Distributions, the aggregate Liquidation Preference and the Make-Whole Loan Amount (if any) has been made in respect of the Preferred Securities, any balance remaining in the Payment Account may be distributed by the Trust to the Depositor as the Holder of Common Securities either by way of Distribution or redemption of Common Securities as the Trust shall declare. If, at any time, a Default, Event of Default or Suspension Event shall have occurred and be continuing, no payment of any kind shall be made in respect of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition, of Common Securities, shall be made unless payment in full in cash of all amounts with respect to the Preferred Securities has been made or provided for including, without limitation, all accumulated and unpaid Distributions on all outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, and in the case of payment of the Redemption Amount the full amount of such Redemption Amount on all outstanding Preferred Securities together with all accrued Distributions and the Make-Whole Loan Amount (if any). At all times and for all distributions and payments on Trust Securities, all funds available to the Property Trustee shall first be applied to the payment in full of all Distributions on, or the Redemption Amount of, Preferred Securities before any payment on the Common Securities, and then shall be applied to Distributions or other payments on the Common Securities.

      (b) If an Event of Default resulting from any Subordinated Note Event of Default shall occur and be continuing, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effects of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

      Section 4.4. Payment Procedures. Payments of Distributions (including interest accrued at the Past Due Distribution Rate on any past due or deferred Redemption Amount or Distributions, if applicable) and Redemption Amounts in respect of the Preferred Securities shall be made by wire transfer of immediately available funds to the address specified for such purpose by any Holder thereof to the Property Trustee (and, in the absence of such a notice, by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register on the relevant Distribution Dates). Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

      Section 4.5. Tax Returns and Reports. The Administrators shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrators shall prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust. The Administrators shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

      Section 4.6. Payment of Taxes; Duties of the Trustee. The Property Trustee shall, at the written request of an Administrator or the Depositor, promptly cause any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority to be paid. The Depositor agrees to pay all such amounts so that the Trust Property will not be used or diminished by such tax payments.

      Section 4.7. Payments under Subordinated Loan Agreement or Guarantee Agreement or Pursuant to Direct Actions. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 8.01 of the Subordinated Loan Agreement or pursuant to the Guarantee Agreement or pursuant to Section 5.11 of this Trust Agreement.

      Section 4.8. Liability of the Holder of Common Securities. The Holder of the Common Securities shall be liable for the debts and obligations of the Trust as set forth in the Expense Agreement.

                                    ARTICLE V
                          TRUST SECURITIES CERTIFICATES

      Section 5.1. Initial Ownership. Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

      Section 5.2. The Trust Securities Certificates. The Preferred
Securities Certificates shall be issued in minimum denominations of $1,000,000 Liquidation Preference and integral multiples thereof, and the Common Securities Certificates shall be issued in the denomination of $464,000 Liquidation Preference. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

      Section 5.3. Execution and Delivery of Trust Securities Certificates.
At the Closing Date, the Administrators shall cause Trust Securities Certificates consisting of the Preferred Securities and the Common Securities in an aggregate Liquidation Preference as provided in Sections 2.4, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any executive vice president or any vice president, treasurer or assistant treasurer or controller without further corporate action by the Depositor, in authorized denominations.

      Section 5.4. Registration of Transfer and Exchange of Preferred Securities Certificates. (a) The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (the

"Securities Register"), in which the registrar, designated by the Property Trustee (the "Securities Registrar") with the reasonable consent of the Administrators subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Securities Registrar, for so long as the Bank shall act as Securities Registrar.

      Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Administrators or any one of them shall execute and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Preference dated the date of execution by such Administrator.

      The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption.

      At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Preference upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.8.

      Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in customary form duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Property Trustee or Securities Registrar in accordance with such Person's customary practice.

      No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

      (b) Securities Act Legends. Preferred Securities shall bear a Restricted Legend. At any time after the Preferred Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, the Administrators, or any of them, on behalf of the Trust shall execute and make available for delivery a new Preferred Securities Certificate which does not bear a Restricted Legend, in exchange for or in lieu of a Preferred Securities Certificate or any portion thereof which bears such a legend if the Administrators and the Securities Registrar have received an unrestricted securities certification satisfactory to the Administrators and the Securities Registrar, and duly executed by the Holder of such legended Preferred Securities Certificate or his attorney duly authorized in writing. The Property Trustee shall not be required to ensure or verify compliance with securities laws, including the Securities Act, Exchange Act and 1940 Act in connection with transfers and exchanges of Preferred Securities Certificates.

      Section 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (i) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (ii) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless (provided that if the Holder of such Trust Securities Certificate is an original Purchaser or an Institutional Investor, each as defined in the Purchase Agreement, such Holder's own unsecured agreement of indemnity shall be deemed acceptable) then, in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrators, or any of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the Trust Property, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

      Section 5.6. Persons Deemed Holders. The Trustees, the Administrators or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate is registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees, the Administrators nor the Securities Registrar shall be bound by any notice to the contrary.

      Section 5.7. Access to List of Holders' Names and Addresses. Each Holder shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrators accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      Section 5.8. Maintenance of Office or Agency. The Administrators or the Property Trustee shall maintain an officer or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Trust Securities Certificates may be served. The Administrators initially designate Diamond Walnut Growers, Inc., 1050 South Diamond Street, P.Q. Box 1727, Stockton, California 95201-1727, Attn: Chief Financial Officer, as its principal corporate trust officer for such purposes. The Administrators or the Property Trustee shall give prompt written notice to the Depositor and to the Holders of any change in the location of the Securities Registrar or any such office or agency.

      Section 5.9. Appointment of Paying Agent. The Trust appoints the Bank as Paying Agent. The Paying Agent shall act as the agent of the Depositor and not as the agent of the Holders. The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be the Bank and any co-paying agent chosen by the Bank and reasonably acceptable to the Administrators. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrators and the Property Trustee. In the event that the Bank is no longer the Paying Agent or a successor Paying Agent shall resign or its authority to act is revoked, the Administrators shall appoint a successor that is reasonably acceptable to the Administrators to act as Paying Agent (which shall be a bank or trust company having a combined capital and surplus of at least $400,000,000). Such successor Paying Agent or any additional Paying Agent shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent, and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

      Section 5.10. Ownership of Common Securities by Depositor. At the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another Person, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to
Section 7.03 of the Subordinated Loan Agreement, any attempted transfer of the Common Securities shall be void. The Administrators shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating, "THIS CERTIFICATE IS NOT TRANSFERABLE."

      Section 5.11. Rights of Holders. (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. Holders of the Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of Preferred Securities against payment of the purchase price therefor, the Preferred Securities will be fully paid and nonassessable undivided beneficial interests in the Trust Property. The Holders, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      (b) For so long as any Preferred Securities remain outstanding, if, upon a Subordinated Note Event of Default which gives the holder of the Subordinated Note the right to declare the principal of such Subordinated Note to be immediately due, the Property Trustee fails to declare the principal of the Subordinated Note to be immediately due, The Holders of at least 50% in then applicable Liquidation Preference of the Preferred Securities then outstanding shall have such right by a notice in writing to the Depositor and the Property Trustee; and upon any such declaration such principal amount of and the accrued interest and Make-Whole Loan Amount on the Subordinated Note shall become immediately due, provided that the payment of principal and interest on such Subordinated Note shall remain subordinated to the extent provided in the Subordinated Loan Agreement.

      At any time after such a declaration of acceleration with respect to the Subordinated Note has been made and before a judgment or decree for payment of the money due has been obtained by the Property Trustee, the Holders of at least 66-2/3% in their applicable Liquidation Preference of the Preferred Securities, by written notice to the Property Trustee and the Depositor, may rescind and annul such declaration and its consequences if:

            (i) the Depositor has paid or deposited with the Property Trustee a sum sufficient to pay

                  (A) all overdue installments of interest on the Subordinated
            Note and interest thereon at the Default Rate specified in the Subordinated Loan Agreement; and

                  (B) the principal of (and Make-Whole Loan Amount, if any, on)
            the portion of the Subordinated Note which has become due otherwise than by such declaration of acceleration and interest thereon at the Default Rate specified in the Subordinated Loan Agreement; and

            (ii) all Defaults and Events of Default with respect to the Subordinated Note, other than the non-payment of the principal of the Subordinated Note (and any related Make-Whole Loan Amount) which has become due solely by such acceleration, have been cured or waived as provided in Article VIIT of the Subordinated Loan Agreement.

      The Holders of at least 66-2/3% in then applicable Liquidation Preference of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Subordinated Loan Agreement, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration and interest thereon has been deposited with the Property Trustee) or a default in respect of a covenant or provision which under the Subordinated Loan Agreement cannot be modified or amended without the consent of all. of the Holders of the Preferred Securities. No such rescission shall affect any subsequent default or impair any right consequent thereon.

      (c) For so long as any Preferred Securities remain outstanding, subject to the terms of this Trust Agreement and the Subordinated Loan Agreement, upon a Subordinated Note Event of Default specified in Section 8.01(a), 8.01(b) or 8.01(e) of the Subordinated Loan Agreement, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor for enforcement of payment to such Holder of the principal amount of and interest and Make-Whole Loan Amount on the Subordinated Note having a principal amount equal to the Liquidation Preference of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Section 5.11(b) and this
Section 5.11(c) or in the Subordinated Loan Agreement,

Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to holders of, or in respect of, the Subordinated Note.

      Section 5.12. Transfer Limitations. (a) Notwithstanding anything in this Trust Agreement to the contrary, no ownership interest in any Trust Security shall be issued, sold, transferred, listed or otherwise exchanged at any time on an established securities market, including (i) a national securities exchange registered under the Exchange Act or exempted from registration because of the limited volume of transactions; (ii) a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements under the Exchange Act applicable to exchanges described in clause (i); (iii) a regional or local exchange; or (iv) an over the counter market, as such terms are defined for purposes of Section 7704 of the Code.

      (b) Notwithstanding anything in this Trust Agreement to the contrary, no transfer or issuance of any Trust Security or any direct or indirect interest therein shall be made (i) that would result in there being more than one hundred
(100) beneficial owners of the Trust Securities or (ii) to any beneficial owner of an interest in a partnership, grantor trust or S corporation (herein referred to as a "Flow-through entity") which Flow-through entity's ownership, directly or indirectly through other Flow-through entities, of Trust Securities constitutes fifteen percent (15%) or more, measured by value, of such Flow-through entity. The Administrators have agreed to determine at least annually the number of beneficial owners of the Trust Securities, and promptly to notify the Trustee of the restriction in this subsection (b) if the number of beneficial owners exceeds twenty-five.

                                   ARTICLE VI
                             ACTS OF HOLDERS; VOTING

      Section 6.1. Limitations on Voting Rights. (a) Except as provided in this Section 6.1 and in Sections 5.11(b) and (c) hereof and in Article VIII of the Subordinated Loan Agreement, and as otherwise required by law, no Holder of Preferred Securities, shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto.

      (b) So long as the Subordinated Note is held by the Property Trustee, the Trustees shall not (i) declare that the principal of the Subordinated Note is due and payable or otherwise direct the time, method or place of conducting any proceeding for any remedy available under the Subordinated Loan Agreement with respect to such Subordinated Note, (ii) waive any past default which is waivable under the Subordinated Loan Agreement, (iii) exercise any right to rescind or annul a declaration that the principal of the Subordinated Note is due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Loan Agreement or the Subordinated Note without, in each case, obtaining the prior approval of the Holders of at least 66-213% (50% in the case of an acceleration of the maturity of the Subordinated Note upon the occurrence of a Subordinated Note Event of Default) in then applicable Liquidation Preference of all outstanding Preferred Securities; provided, however, that where a consent under the Subordinated Loan Agreement would require the consent of all of the Holders of the outstanding Preferred Securities or, where a consent under this Trust Agreement would change the amount or time of any Redemption Amount, Redemption Date, or reduce the rate or method of computing or change the time of payment of Distributions or the Make-Whole Loan Amount, or change the provisions of Section 5.11(b) or (c) or of this Section 6.1, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of Preferred Securities of any notice of default received under the Subordinated Loan Agreement with respect to the Subordinated Note. In addition to obtaining the foregoing approvals of Holders of Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes. The Trust at no time shall. elect to be classified as an association taxable as a corporation for United States federal income tax purposes.

      (c) No amendment to this Trust Agreement shall be effective except with the approval of the Holders of at least 66-2/3% (100% in the case of an amendment of the terms of Section 6.1(b)) in then applicable Liquidation Preference of the outstanding Preferred Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes.

      Section 6.2. Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and instrument and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in Iieu thereof in respect of anything done, omitted or suffered toobe done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

      Section 6.3. Inspection of Records. Upon reasonable notice to the Administrators and the Property Trustee, the records of the Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

      Section 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

      (a) the Property Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

      (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

      (c) the Delaware Trustee is a banking, corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

      (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

      (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and (assuming due authorization, execution and delivery hereof by the Depositor) constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

      (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

      (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware; and

      (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

      Section 7.2. Representations and Warranties of Depositor. The
Depositor hereby represents and warrants for the benefit of the Holders that the Trust Securities Certificates issued hereunder on behalf of the Trust have been duly authorized and will have been, duly and validly executed, issued and delivered by the Administrators pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement.

                                  ARTICLE VIII
                        THE TRUSTEES; THE ADMINISTRATORS

      Section 8.1. Certain Duties and Responsibilities. (a) The duties and responsibilities of the Trustees and Administrators shall be as provided by this Trust Agreement. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees or-the Administrators to expend or risk their own funds or otherwise to incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to- it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of, or affording protection to the Trustees or the Administrators, shall be subject to the provisions of this Section 8.1.

      (b) No provision in this Trust Agreement shall be construed to release an Administrator from liability for his own negligent action, his own negligent failure to act, or his own willful misconduct. To the extent that, at law or in equity, an Administrator has duties (including fiduciary duties, if any) to the Trust or to the Holders, and liabilities relating thereto, such Administrator shall not be liable to the Trust or to any Holder for such Administrator's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrators otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Administrators.

      (c) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.I(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement.

      (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than 66-2/3% of the aggregate Liquidation Preference of the Trust Securities (or such lesser percentage of the aggregate Liquidation Preference of the Trust Securities specified herein for the taking of any such action) relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

            (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Subordinated Note and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement;

            (iv) the Property Trustee shall not be liable for any interest on_ any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

            (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrators or the Depositor.

      Section 8.2. Certain Notices. Within five Business Days after the occurrence of any Default or Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Default or Event of Default to the Holders, the Administrators and the Depositor.

      Section 8.3. Certain Rights of Property Trustee. Subject to the provisions of Section 8.1:

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

            (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

            (b) any direction or act of the Depositor or the Administrators contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

            (c) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate as to such factual matters (other than the interpretation of this Agreement) which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrators;

            (d) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including. any financing or continuation statement or any filing under tax or securities laws, other than as provided in Section 4.5 and Section 4.6) or any rerecording, refiling or reregistration thereof;

            (e) the Property Trustee may consult with counsel as to legal matters (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

            (f) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee reasonably security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (g) the Property Trustee shall not be bound, provided it is acting in good faith, to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit

            (h) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

            (i) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Preference of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action,
      (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

            (j) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement unless directed to do so by any Holder or Holders pursuant to the provisions hereof;

            (k) when the Property Trustee incurs expenses or renders serviceso in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally; and

            (l) the Property Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from any Holder or the Depositor.

      No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

      Section 8.4. Not Responsible for Recitals or Issuance of Securities.
The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Subordinated Note.

      Section 8.5. May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

      Section 8.6. Compensation; Indemnity Fees. The Depositor agrees:

            (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) the Bank, (ii) each Trustee, (iii) any affiliate of the Bank or any Trustee, (iv) any officer, director, shareholder, employee, representative or agent of any Trustee or the Bank and (v) any employee or agent of the Trust or its affiliates (referred to herein as an "Indemnified Person" ), from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified pursuant to this Section 8.6 in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

      The provisions of this Section 8.6 shall survive the termination of this Trust Agreement.

      No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

      The Depositor and any Trustee (in the case of the Property Trustee, subject to Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and each of the Depositor and any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

      Section 8.7. Corporate Property Trustee Required; Eligibility of
Trustees and Administrators. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and has a combined capital and surplus of at least $400,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. At the time of appointment, any Property Trustee (other than the original Property Trustee) must have unsecured securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

      (b) There shall at all times be one or more Administrators hereunder with respect to the Trust Securities. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

      (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

      Section 8.8. Co-Trustees and Separate Trustee. Unless an Event of
Default shall have occurred and be continuing, at any time or times, the Property Trustee shall have the power to appoint, and upon the written request of the Property Trustee, the Depositor and the Administrators shall for such purpose join in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity afore-said, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

      Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

            (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the. custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

            (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

            (c) The Property Trustee at any time, by an instrument in writing executed by it, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

            (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

            (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

            (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      Section 8.9. Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee (meeting all of the requirements of Section 8.10 in the case of a successor Property Trustee) in accordance with the applicable requirements of Section 8.10.

      Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Holders. If the instrument of acceptance by the successor Trustee required by Section 8.10 has not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor Trustee.

      The Property Trustee or the Delaware Trustee, or both of them, may be removed by Act of the Holders of a majority in Liquidation Preference of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust).

      If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, the Holders of the Preferred Securities, by Act of the Holders of a majority in Liquidation Preference of the Preferred Securities then outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.10. If no successor Trustee shall have been so appointed by the Holders of the Preferred Securities and accepted appointment in the manner required by Section 8.10, any Holder who has been a Holder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice of the appointment of a successor Trustee shall include the name of such successor Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

      Section 8.10. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee, the retiring Relevant Trustee and each successor Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (ii) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Trustee, it being understood that nothing herein or in such amendment shall constitute such Trustees co-trustees. Upon the execution and delivery of such amendment, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

      Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      Section 8.11. Merger, Conversion, Consolidation or Succession to
Business. Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      Section 8.12. Preferential Collection of Claims Against Depositor or Trust. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amount due the Property Trustee.

      Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 8.13. Reports by Property Trustee. (a) Not later than March 31 of each year commencing with March 31, 1999, the Property Trustee shall transmit to all Holders in accordance with Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding December 31 with respect to:

            (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

            (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such December 31 or, if the Property Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

            (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor.

      Section 8.14. Number of Trustees. (a) The number of Trustees shall be two, the Property Trustee and the Delaware Trustee, which may be the same Person.

      (b) if a Trustee ceases to hold office for any reason a vacancy shall occur vacancy shall be filled with a Trustee appointed in accordance with
Section 8.9.

      (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust.

      Section 8.15. Delegation of Power. (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a).

      (b) The Administrators shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

      Section 8.16. Appointment of Administrators. (a) The Administrators shall be appointed by the Common Security Holder and may be removed by the Common Security Holder at any time. Each Administrator shall sign an agreement agreeing to comply with the terms of this Trust Agreement. If at any time there is no Administrator, the Property Trustee or any Security Holder who has been a Security Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

      (b) Whenever a vacancy in the number of Administrators occurs, until such vacancy is filled by the appointment of an Administrator in accordance with this
Section 8.16, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

      Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrator or a Delaware Trustee who is a natural person dies or becomes; in the opinion of the holder of Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) in the case of an Administrator, the act of the remaining Administrator and (b) in the case of the Delaware Trustee, the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators or Delaware Trustee, as the case may be, set forth in Section 8.7).

                                   ARTICLE IX
                             TERMINATION AND MERGER

      Section 9.1. Termination Upon Expiration Date. Unless earlier terminated, the Trust shall automatically terminate on August 19, 2011 (the "Expiration Date"), following the distribution of the Trust Property.

      Section 9.2. Early Termination. The Trust shall, subject to the provisions of Section 9.3, terminate prior to the Expiration Date upon the occurrence of any of the following events (each an "Early Termination Event"):

            (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Holder of the Common Securities;

            (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute note certificates (the "Exchange Notes") representing a Like Amount of the Subordinated Note to Holders in exchange for the Preferred Securities; provided, however, that the Property Trustee and the Holders shall have first received an Opinion of Counsel to the effect that such distribution will not be a taxable event to the Holders of Preferred Securities; and provided, further, that, in any such event, the Depositor will issue to each Holder of Preferred Securities a Subordinated Note in its own name in the principal amount of its fractional interest in the Subordinated Note and the Depositor agrees that the Subordinated Loan Agreement shall be amended, on or prior to the Liquidation Date, pursuant to Section 9.05 of the Subordinated Loan Agreement to include provisions regarding transfer and exchange of the Subordinated Note, voting and enforcement of rights and such other related matters as would customarily be provided if the Subordinated Loan Agreement were an agreement between the Depositor and the then Holders of Preferred Securities as lenders, all on terms and provisions and pursuant to documentation reasonably satisfactory to at least 55-2/3% in Liquidation Preference of the outstanding Preferred Securities;

            (c) the redemption of all of the Preferred Securities in connection with the repayment in full of the Subordinated Note pursuant to the terms of the Subordinated Loan Agreement; and

            (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

      Section 9.3. Termination. The respective obligations and responsibilities of the Trustees and the Trust shall terminate upon the latest to occur of the following:

            (a) the distribution by the Property Trustee to Holders upon the liquidation of the Trust, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities;

            (b) the payment of any expenses owed by the Trust; and

            (c) the discharge of all administrative duties of the Administrators, including the performance of any tax reporting obligations with respect to the Trust or the Holders.

      Section 9.4. Liquidation. (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by Section 3808(e) of the Delaware Business Trust Act and any other applicable law, to each Holder a Like Amount of the Subordinated Note. Notice of liquidation shall be given by the Property Trustee by a recognized overnight delivery service (charges prepaid) sent not later than thirty (30) days or mere than sixty (60) days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

            (i) state the Liquidation Date;

            (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of the Subordinated Note; and

            (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Exchange Notes.

      (b) The Property Trustee shall establish a record date for such distribution (which shall be not more than forty-five (45) days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Exchange Notes in exchange for the outstanding Trust Securities Certificates.

      (c) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be outstanding, (ii) Exchange Notes will be issued to Holders of Trust Securities

Certificates, upon surrender of such certificates to the exchange agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of the Subordinated Note, accruing interest at the rate provided for in the Subordinated Note from the last Distribution Date on which Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Subordinated Note) and (iv) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Exchange Notes upon surrender of Trust Securities Certificates.

      Section 9.5. No Mergers, Consolidations, Amalgamations or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

      Section 10.1. Limitation of Rights of Holders. The death or incapacity, or the dissolution, liquidation, termination, or the bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives, successors or heirs of such Person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      Section 10.2. Amendment. (a) Except as provided in Section 10.2(c) and
Article VI hereof, no amendment to this Trust Agreement shall be effective except with (i) the approval of the Holders of at least 66-2/3% in Liquidation Preference of the outstanding Preferred Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not cause the Trust to be an association taxable as a corporation for United States federal income tax purposes or adversely affect the Trust's exemption from status of an investment company under the 1940 Act.

      (b) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder, this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution or the payment of any Redemption Amount or otherwise adversely affect the amount of any Distribution or Redemption Amount required to be made as of a specified date or
(ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Holders, this paragraph (b) of this Section
10.2 may not be amended.

      (c) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes or to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act.

      (d) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation or liability on the Depositor.

      (e) If any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Depositor and to each Holder of Preferred Securities a copy of such amendment.

      (f) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

      Section 10.3. Separability. If any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 10.4. Governing Law. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

      Section 10.5. Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

      Section 10.6. Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or to any Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Section 7.03 of the Subordinated Loan Agreement and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder (any purported assignment is contravention of this Section 10.6 being null and void).

      Section 10.7. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

      Section 10.8. Reports, Notices and Demands. Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by a recognized overnight delivery service (charges prepaid), hand delivery or facsimile transmission (if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, charges prepaid), in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the

Securities Register, and (b) in the case of the Holder of the Common Securities or the Depositor, to Diamond Walnut Growers, Inc., 1050 South Diamond Street, P.O. Box 1727, Stockton, California 95201-1727, Attention: Chief Financial Officer, facsimile no.: (209) 467-6788. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon actual receipt by the Holder or Depositor.

      Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrators shall be given in writing addressed (until another address provided by the Trust in accordance with the provisions of this Section 10.8) as follows: (a) with respect to the Property Trustee to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration; (b) with respect to the Delaware Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; and
(c) with respect to the Administrators, to them at the address above for notices to the Depositor, marked "Attention Administrators of DW Capital Trust I." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

      Section 10.9. Agreement Not to Petition. Each of the Administrators, Trustees and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code (collectively, "Bankruptcy Laws")) or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provision of this Section 10.9 shall survive the termination of this Trust Agreement.

      Section 10.10. Acceptance of Terms of Trust Agreement, Guarantee Agreement and Subordinated Loan Agreement. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THE TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE SUBORDINATED LOAN AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

      Section 10.11. Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement as of the date first above written.

                                 DIAMOND WALNUT GROWERS, INC., as Depositor

                                 By: /s/ Michael P. Riley
                                    __________________________________________
                                 Name: Michael Riley
                                 Title: Vice President and Chief Financial
                                 Officer

                                 WILMINGTON TRUST COMPANY, as Property
                                 Trustee

                                 By: /s/ Donald F. Carey, Jr.
                                    __________________________________________
                                 Name: Donald F. Carey, Jr.
                                 Title: Vice President

                                 WILMINGTON TRUST COMPANY, as Delaware Trustee

                                 By: /s/ Donald F. Carey, Jr.
                                    __________________________________________
                                 Name: Donald F. Carey, Jr.
                                 Title: Vice President

                                 Michael Riley,
                                 as Administrator

                                 /s/ Michael P. Riley
                                 _____________________________________________

                                 Priscilla Ross,
                                 as Administrator

                                 /s/ Priscilla K. Ross
                                 _____________________________________________

                              CERTIFICATE OF TRUST

                                       OF

                               DW CAPITAL TRUST 1

      THIS CERTIFICATE OF TRUST of

                               DW CAPITAL TRUST I

(the "Trust"), dated as of August 18, 1998, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (DEL. CODE. ANN., tit. 12, Sections 3801 et seq.)

            1. NAME. The name of the business trust formed hereby is DW Capital Trust I.

            2. DELAWARE TRUSTEE. The name and business address of a trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
      Attention: Corporate Trust Administration.

            3. EFFECTIVE DATE. The business trust and this Certificate of Trust shall become effective as of 9:00 A.M. (Eastern Daylight Time) on August 19, 1998.

      IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the day and year first written above.

                                 WILMINGTON TRUST COMPANY,
                                 as Trustee

                                 By: /s/ Donald F. Carey, Jr.
                                    __________________________________________
                                    Its Vice President
                                       _______________________________________
                                        Donald F. Carey, Jr.

                                   EXHIBIT A

                      THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number                                           One Common Security

A-1

                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                               DW CAPITAL TRUST I

                                COMMON SECURITIES

      DW Capital Trust I, a business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Diamond Walnut Growers, Inc., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California (the "Holder"), is the registered owner of one share of common securities of the Trust, representing an undivided beneficial interest in the assets of the Trust and designated the Common Security (Liquidation Preference $464,000 per Common Security) (the "Common Security"). Except as provided in Section 5.10 of the Trust Agreement (as defined below), the Common Security is not transferable and any attempted transfer hereof shall be null and void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Security are set forth in, and this certificate and the Common Security represented hereby is issued and shall in all respect be subject to the terms and provisions of, the Trust Agreement of the Trust dated as of August 19, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Security as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust as its principal place of business or registered office.

      THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED LOAN AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF .THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THE TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

      By receipt and acceptance of this certificate, the Holder agrees to be bound by the Trust Agreement and is entitled to the benefits thereunder.

                                    EXHIBIT B
                              (to Trust Agreement)

      IN WITNESS WHEREOF, the undersigned Administrator of the Trust has executed this certificate as of the __ day of August, 1998.

                                 DW CAPITAL TRUST I

                                 By:__________________________________________
                                    Name: Michael Riley
                                    Administrator

Certificate Number                                Number of Preferred Securities

P-                                                                           15

PRIVATE PLACEMENT NO.____________

                   Certificate Evidencing Preferred Securities

                                       of

                               DW Capital Trust I

             7.20% Cumulative Recourse Offered Preferred Securities

           (Liquidation Preference $1,000,000 per Preferred Security)

      DW Capital Trust I, a business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of the number of shares set forth above of preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the DW Capital Trust I 7.20% Cumulative Recourse Offered Preferred Securities (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preference and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby as issued and shall in all respects be subject to the terms and provisions of, the Trust Agreement of the Trust, dated as of August ___, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Diamond Walnut Growers, Inc., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California, dated as of August ___, 1998 (the "Guarantee Agreement"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Trust as its principal place of business or registered office.

      By receipt and acceptance of this certificate, the Holder agrees to be bound by the Trust Agreement and is entitled to the benefits thereunder.

      THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE SUBORDINATED LOAN AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS

                                    EXHIBIT C
                              (to Trust Agreement)

THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

      IN WITNESS WHEREOF, the undersigned Administrator of the Trust has executed this certificate as of the ____ day of August, 1998.

                                 DW CAPITAL TRUST I

                                 By:__________________________________________
                                    Name: Michael Riley
                                    Administrator

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Securities to:

      (Insert assignee's social security or tax identification number)

      (Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

              (Sign exactly as your name appears on the other side
                      of this Preferred Security Certcate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.

                                    EXHIBIT D
                              (to Trust Agreement)

================================================================================

                               GUARANTEE AGREEMENT

                                       by

                          DIAMOND WALNUT GROWERS, INC.

                       ----------------------------------

                               DW CAPITAL TRUST I

                       ----------------------------------

                           Dated as of August 20, 1998

================================================================================

                                TABLE OF CONTENTS

SECTION                                    HEADING                                        PAGE
ARTICLE I    DEFINITIONS............................................................        1

ARTICLE II   GUARANTEE..............................................................        2

     Section 2.1.     Guarantee.....................................................        2
     Section 2.2.     Waiver of Notice and Demand...................................        2
     Section 2.3.     Obligations Not Affected......................................        2
     Section 2.4.     Rights of Holders.............................................        3
     Section 2.5.     Guarantee of Payment..........................................        3
     Section 2.6.     Subrogation...................................................        4
     Section 2.7      Independent Obligations.......................................        4
     Section 2.8.     Rights upon Dissolution of Guarantor..........................        4

ARTICLE III  COVENANTS AND SUBORDINATION............................................        4

     Section 3.1.     Subordination.................................................        4
     Section 3.2.     Pari Passu Guarantees.........................................        4
     Section 3.3.     Subordinated Loan Agreement Covenants.........................        5

ARTICLE IV   TERMINATION............................................................        5

     Section 4.1.     Termination...................................................        5

ARTICLE V    MISCELLANEOUS..........................................................        5

     Section 5.1.     Successors and Assigns........................................        5
     Section 5.2.     Amendments....................................................        5
     Section 5.3.     Notices.......................................................        5
     Section 5.4.     Benefit.......................................................        6
     Section 5.5.     Governing Law.................................................        6

      GUARANTEE AGREEMENT dated as of August 20, 1998 is executed and delivered by DIAMOND WALNUT GROWERS, INC., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California (the "Guarantor") having its principal office at 1050 South Diamond Street, P.O. Box 1727, Stockton, California 95201-1727 for the benefit of the Holders (as defined in the Trust Agreement) from time to time of the Preferred Securities (as defined below) of DW CAPITAL TRUST I, a Delaware business trust (the "Issuer").

                                   WITNESSETH:

      WHEREAS, pursuant to a Trust Agreement dated as of August 19, 1998 (the "Trust Agreement") among the Guarantor as Depositor, the Property Trustee, the Delaware Trustee and the Administrators named therein, the Issuer is issuing $15,000,000 aggregate Liquidation Preference (as defined in the Trust Agreement) of its 7.20% Cumulative Recourse Offered Preferred Securities (the "Preferred Securities") representing preferred undivided beneficial interests in the assets of the Issuer and having the terms set forth in the Trust Agreement;

      WHEREAS, the Preferred Securities will be issued by the Issuer and the proceeds thereof, together with the proceeds from the issuance of the Issuer's Common Securities (as defined in the Trust Agreement), will be used to purchase the Subordinated Note (as defined herein) of the Guarantor, which will be deposited with Wilmington Trust Company, as Property Trustee under the Trust Agreement, as trust assets; and

      WHEREAS, to induce the Holders to purchase the Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to guarantee the payment and performance by the Issuer of the Guaranteed Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the purchase by each Holder of the Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Preferred Securities:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings:

            "Guaranteed Payments" means the following payments or distributions due and payable by the Issuer with respect to the Preferred Securities if and to the extent such payments are not fully and timely made by or on behalf of the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Trust Agreement) required to be paid on the Preferred Securities, to the extent the Issuer shall have funds on hand available therefor at such time, (ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price") and the Make-Whole Loan Amount (as defined in the Trust Agreement), if any, with respect to any Preferred Securities required to be redeemed or called for redemption by the Issuer, to the extent the Issuer shall have funds on hand available therefor at such time, and (iii) upon a voluntary or involuntary termination, winding up or liquidation of the Issuer, the Iesuer of (a) the aggregate of the then applicable Liquidation Preference per Preferred Security plus accumulated and unpaid Distributions on the Preferred Securities to the date of payment, to the extent that the Issuer shall have funds available therefor at such time and (b) the amount of assets of the Issuer remaining available for distribution to Holders of the Preferred Securities in liquidation of the Issuer (in either case, the "Liquidation Distribution").

      "Majority in Liquidation Preference of the Preferred Securities" means the Holders of more than 66-2/3% of the Liquidation Preference of all Preferred - Securities.

      "Subordinated Loan Agreement" means the Subordinated Loan Agreement dated August 20, 1998 between the Guarantor and the Issuer.

      "Subordinated Note" means the Subordinated Note dated August 20, 1998 issued by the Guarantor pursuant to the Subordinated Loan Agreement, or any instrument issued in replacement thereof.

Capitalized and other defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

                                   ARTICLE II

                                    GUARANTEE

      Section 2.1 Guarantee. The Guarantor irrevocably, absolutely and unconditionally agrees to pay the Guaranteed Payments in full to the Holders of the Preferred Securities (without duplication of amounts theretofore paid by or on behalf of the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim which the Issuer may have or assert. The Guarantor's obligation to make a Guaranteed Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders of the Preferred Securities or by causing the Issuer to pay such amounts to such Holders.

      Section 2.2 Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

      Section 2.3 Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

            (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities (or any document relating thereto) to be performed or observed by the Issuer, subject to any applicable statutes of limitations;

            (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

            (c) any failure, omission, delay or lack of diligence on the part of the Holders of the Preferred Securities to enforce, assert or exercise any right, privilege, power or remedy conferred on such Holders, subject to any applicable statutes of limitations, pursuant to the terms of the Preferred Securities (or any document relating thereto), or any action on the part of the Holders of the Preferred Securities granting indulgence or extension of any kind;

            (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

            (e) any invalidity of, or defect or deficiency in, the Preferred Securities (o any document relating thereto);

            (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred;

            (g) any lack or limitation of the status, power, incapacity or disability of the Issuer or any trustee or agent thereof; or

            (h) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, subject to any applicable statutes of limitations, it being the intent of this Section 2.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders of the Preferred Securities to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

      Section 2.4 Rights of Holders. The Guarantor expressly acknowledges that any Holder of the Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement without first instituting a legal proceeding against the Issuer or any other Person.

      Section 2.5 Guarantee of Payment. This Guarantee Agreement creates a guarantee of payment and not of collection. This Guarantee Agreement will not be discharged except by payment of the Guaranteed Payments in full (without duplication of amounts theretofore paid by the Issuer).

      Section 2.6 Subrogation. The Guarantor shall. be subrogated to all (if any) rights of the Holders of the Preferred Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Guarantee Agreement; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, unless and until the Guaranteed Payments have been indefeasibly paid in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders of the Preferred Securities and to pay over such amount to such Holders, as their interests may appear.

      Section 2.7 Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guaranteed Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (h), inclusive, of Section 2.3 hereof.

      Section 2.8 Rights upon Dissolution of Guarantor. In the event of any Bankruptcy Event (as defined in the Trust Agreement) of the Guarantor, each Holder of a Preferred Security shall be entitled to obtain payment under this Guarantee, subject to the provisions of Article III, in respect of an amount equal to. the full Liquidation Preference of such Preferred Security (to the extent not previously paid by the Issuer) plus any Make-Whole Amount with respect thereto, irrespective of the existence of any similar such case, proceeding, dissolution, liquidation or other winding up or event in respect of the Issuer or the existence of sufficient legally available funds and cash of the Issuer to pay such Liquidation Preference and Make-Whole Amount. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Section 7.03 of the Subordinated Loan Agreement shall not be deemed a Bankruptcy Event of the Guarantor for the purposes of this Section if the person formed by such consolidation or into which the Guarantor is merged or that acquired by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in such Section 7.03.

                                   ARTICLE III

                           COVENANTS AND SUBORDINATION

      Section 3.1 Subordination. The rights of the Holders of the Preferred Securities hereunder shall be subordinated to all Senior Indebtedness (as defined in the Subordinated Loan Agreement) in the same manner and on the same terms, and shall rank pari passu with the rights of the Trust, as set forth in
Article V of the Subordinated Loan Agreement.

      Section 3.2 Pari Passu Guarantees. The obligations of the Guarantor under this Guarantee Agreement shall rank pari passu with the obligations of the Guarantor under any similar guarantee agreements issued by the Guarantor on behalf of the holders of preferred securities similar to the Preferred

Securities and issued by any Affiliate (as defined in the Subordinated Loan Agreement).

      Section 3.3 Subordinated Loan Agreement Covenants. The Guarantor agrees that the covenants made in Article VII of the Subordinated Loan Agreement have been made for the benefit of the Holders of the Preferred Securities and such covenants shall be incorporated herein as if fully stated herein.

                                   ARTICLE IV

                                   TERMINATION

      Section 4.1 Termination. This Guarantee Agreement shall terminate and be of no further force and effect upon (i) the date on which full payment has been made of all amounts payable to all Holders of the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and no Preferred Securities remain outstanding or (ii) termination of the Trust as provided in Section 9.3 of the Trust Agreement. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of the Preferred Securities must restore, return or repay payment of any sums paid with respect to Preferred Securities or this Guarantee Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

      Section 5.1 Successors and Assigns. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with a consolidation, merger or sale involving the Guarantor that is permitted under Article VII of the Subordinated Loan Agreement and pursuant to which the successor or assignee agrees in writing to perform the Guarantor's obligations hereunder, the Guarantor shall not assign its obligations hereunder.

      Section 5.2 Amendments. This Guarantee Agreement may only be amended, or performance hereunder by the Guarantor waived, with the prior approval of the Holders of not less than a Majority in Liquidation Preference of the Preferred Securities.

      Section 5.3 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied (if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, charges prepaid) or sent by a recognized overnight delivery service (charges prepaid) as follows:

            (a) if given to the Guarantor, to the address set forth below or such other address, facsimile number or to the attention of such other Person as the Guarantor may give notice to the Holders of the Preferred
      Securities:

                           Diamond Walnut Growers, Inc.
                           1050 South Diamond Street
                           P.O. Box 1727
                           Stockton, California 95201-1727

                           Facsimile No.:  (209) 467-6788
                           Attention: Chief Financial Officer

            (b) if given to the Issuer, at the Issuer's address set forth below or such other address as the Issuer may give notice to the Holders of the Preferred Securities:

                           DW Capital Trust I
                           1050 South Diamond Street
                           P.O. Box 1727
                           Stockton, California 95201-1727

                           Facsimile No.:  (209) 467-6788
                           Attention:  Administrators of DW Capital Trust I

                           with a copy to:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001

                           Facsimile No.:  (302) 651-8882
                           Attention: Corporate Trust Administration

            (c) if given to any Holder of the Preferred Securities, at the address set forth on the Securities Register.

      All notices hereunder shall be deemed to have been given when received in person, telecopied (if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, charges prepaid), or sent by a recognized overnight delivery service (charges prepaid), except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

      Section 5.4 Benefit. This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Preferred Securities.

      Section 5.5 Governing Law. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      In Witness Whereof, the undersigned has executed this Guarantee Agreement as of the date first above written.

                                   DIAMOND WALNUT GROWERS, INC.

                                   By: /s/ Michael P. Riley
                                       ______________________

                                      Name: Michael Riley
                                      Title: Vice President and Chief Financial
                                       Officer

================================================================================

                           SUBORDINATED LOAN AGREEMENT

                                     between

                          DIAMOND WALNUT GROWERS, INC.

                                       and

                               DW CAPITAL TRUST I

                           Dated as of August 20, 1998

================================================================================

                                TABLE OF CONTENTS

SECTION                                         HEADING                                      PAGE
ARTICLE I    DEFINITIONS..................................................................     1

ARTICLE II   THE LOAN.....................................................................     6

    Section 2.01. The Loan................................................................     6
    Section 2.02. Mandatory Repayment.....................................................     6
    Section 2.03. Voluntary Repayment.....................................................     6
    Section 2.04. Agreed Tax Treatment....................................................     7

ARTICLE III  INTEREST.....................................................................     7

    Section 3.01. Interest on the Loan....................................................     7
    Section 3.02. Deferral of Interest Payment............................................     7

ARTICLE IV   PAYMENTS.....................................................................     8

    Section 4.01. Method and Date of Payment..............................................     8
    Section 4.02. Set-Off.................................................................     8

ARTICLE V    SUBORDINATION................................................................     8

    Section 5.01. Subordination...........................................................     8

ARTICLE VI   REPRESENTATIONS AND WARRANTIES...............................................    10

    Section 6.01. Representations and Warranties..........................................    10

ARTICLE VII  COVENANTS....................................................................    12

    Section 7.01. Existence...............................................................    12
    Section 7.02. Nature of Business......................................................    12
    Section 7.03. Consolidation, Merger and Sale of Assets................................    12
    Section 7.04. Insurance...............................................................    13
    Section 7.05. Taxes, Claims for Labor and Materials, Compliance with Laws.............    14
    Section 7.06. Regulatory Compliance...................................................    14
    Section 7.07. Repurchase of Preferred Securities......................................    14
    Section 7.08. Transactions with Affiliates............................................    14
    Section 7.09. Termination of Pension Plans............................................    15
    Section 7.10. Ownership of the Trust..................................................    15
    Section 7.11. Financial and Business Information......................................    15
    Section 7.12. Limitations on Distributions............................................    17
    Section 7.13. Limitation on Debt......................................................    17
    Section 7.14. Cooperative Existence; No Amendment.....................................    17
    Section 7.15. Limitation on Liens.....................................................    17
    Section 7.16. Limitation on Member Notes..............................................    18

ARTICLE VIII EVENTS OF DEFAULT.......................................................     18

       Section 8.01. Events of Default...............................................     18
       Section 8.02. Acceleration....................................................     20
       Section 8.03. Other Remedies..................................................     20
       Section 8.04. No Waivers or Election of Remedies, etc.........................     21

ARTICLE IX   MISCELLANEOUS...........................................................     21

       Section 9.01. Notices.........................................................     21
       Section 9.02. Binding Effect..................................................     21
       Section 9.03. Governing Law...................................................     21
       Section 9.04. Counterparts....................................................     21
       Section 9.05. Amendments......................................................     22

      SUBORDINATED LOAN AGREEMENT dated as of August 20, 1998 between Diamond Walnut Growers, Inc., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California (the "Company"), and DW Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") in accordance with the Trust Agreement dated as of August 19, 1998 among the Company, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and Michael Riley and Priscilla Ross, not in their individual capacities but solely as Administrators of the Trust (the "Trust Agreement").

      WHEREAS, the sole purpose for which the Trust was formed is to issue preferred and common securities pursuant to the Trust Agreement (respectively, "Preferred Securities" and "Common Securities") and to lend the net proceeds thereof to the Company (the Company guaranteeing, in connection therewith, the payment obligations of the Trust with respect to such Preferred Securities to the extent set forth in the Guarantee Agreement referred to herein); and

      WHEREAS, the Trust has on the date hereof issued Common Securities and Preferred Securities and the Company has requested the Trust to make a loan to the Company in the aggregate principal amount of $15,464,000, representing the proceeds received by the Trust from the issuance of such securities;

      NOW, THEREFORE, the Trust agrees to lend and the Company agrees to borrow such amount on the terms and conditions set forth herein:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Agreement, the terms set forth below shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement.

      "Affiliate" shall have the meaning set forth in the Trust Agreement.

      "Bankruptcy Event" shall have the meaning set forth in the Trust
Agreement.

      "Business Day" shall have the meaning set forth in the Trust Agreement.

      "Capital Retains" means amounts due to Members as retained equity capital or undistributed allocated net savings, or which otherwise represent similar retained payments.

      "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with U.S. GAAP.

      "Capitalized Rentals" shall mean as of the date of any determination the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which the Company or any Subsidiary is a lessee would be reflected as a liability on a consolidated balance sheet of the Company.

      "Company Bankruptcy Event" shall mean any Bankruptcy Event with respect to the Company.

      "Debt" of any person shall mean (i) all indebtedness with respect to borrowed money of such Person and all indebtedness of such Person evidenced by notes, bonds, debentures or similar evidences of indebtedness, (ii) the aggregate amount of Capitalized Rentals of such Person, (iii) all indebtedness secured by a Lien on any assets of such Person, whether or not the same would be classified as a liability on a balance sheet, (iv) all obligations of such Person representing the deferred purchase price of property, except accounts payable of such Person which are not past due, (v) Swaps of such Person and (vi) all Guaranties of such Person in respect of any obligations or liabilities of others.

      "Default" shall mean any event, act or condition that, with the giving of notice or the passage of time, would constitute an Event of Default.

      "Default Rate" shall have the meaning set forth in Section 3.01(b).

      "ERISA" shall have the meaning set forth in the Purchase Agreement.

      "ERISA Affiliate" shall have the meaning set forth in the Purchase Agreement.

      "Event of Default" shall have the meaning set forth in Section 8.01.

      "Expense Agreement" shall have the meaning set forth in the Trust
Agreement.

      "Governmental Authority" means

            (a) the government of (i) the. United States of America and any state thereof or other political subdivision thereof, or (ii) any jurisdiction in which the Company or any of its Affiliates conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any of its Affiliates, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "Guarantee or Guaranties" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation, of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such
Person: (i) to purchase such Debt or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Debt or obligation, (y) to maintain fixed charge coverage, working capital or other income or balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation, or (iii) to lease property or to purchase other property or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of the primary obligor to make payment of the Debt or obligation, or (iv) otherwise to assure the owner of the Debt or obligation of the primary obligor against loss in respect thereof.

For the purposes of all computations made under this Agreement, a Guaranty in respect of any Debt for borrowed money shall be deemed to be Debt equal to the principal amount of such Debt for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Debt equal to the maximum aggregate amount of such obligation, liability or dividend.

      "Guarantee Agreement" shall have the meaning set forth in the Trust Agreement.

      "Holders" shall have the meaning set forth in the Trust Agreement.

      "Institutional Investor" shall have the meaning set forth in the Purchase Agreement.

      "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements), and any agreement to give any such Lien.

      "Loan" shall have the meaning set forth in Section 2.01.

      "Make-Whole Loan Amount" shall have the meaning set forth in 2.03.

      "Mandatory Repayment Amount" shall be an amount equal to the amount set forth in Section 2.02 under the heading Mandatory Repayment Amount for the applicable Mandatory Repayment Date (as may be reduced pursuant to the provisions of said Section).

      "Mandatory Repayment Date" shall be the applicable date set forth in
Section 2.02 under the heading Mandatory Repayment Date.

      "Material" when capitalized, shall mean material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and the Subsidiaries taken as a whole.

      "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets, or properties of the Company and the Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Guarantee Agreement, the Expense Agreement, the Subordinated Note, the Purchase Agreement or the Trust Agreement, or (c) the validity or enforceability of this Agreement, the Guarantee Agreement, the Expense Agreement, the Subordinated Note, the Trust Agreement, the Purchase Agreement or the Preferred Securities.

      "Member Notes" means unsecured and non-subordinated indebtedness for money borrowed by the Company from Members and employees of the Company evidenced by short-term promissory notes bearing interest at market rates issued to Members and to employees of the Company, as applicable, in compliance with the provisions of Section 7.16.

      "Member Payments" means all payments due from the Company to its Members, whether payments of Capital Retains, semi-monthly advance payments, product payments, payments on indebtedness or otherwise, but shall not include dividends and distributions payable solely in equity interests in the Company and shall not include payments with respect to Member Notes.

      "Members" means members of the Company.

      "Multiemployer Plan" shall have the meaning set forth in the Purchase Agreement.

      "Past Due Amount" shall mean in relation to the Loan that portion of the interest, principal or Make-Whole Loan Amount which is due for payment and which is not, whether by reason of default or otherwise (including interest which remains unpaid as a consequence of a deferral under Section 3.02), paid on the due date. Interest on the Past Due Amount shall accrue from the scheduled due date until paid in full at the Default Rate. Interest on the Past Due Amount shall accrue as interest on a separate loan rather than being added to the outstanding principal, and interest on such amount will accrue and be payable at the Default Rate, while interest on the principal of the Loan which does not constitute a Past Due Amount will accrue at the Scheduled Rate.

      "PBGC" shall have the meaning set forth in the Purchase Agreement. "Person" shall have the meaning set forth in the Trust Agreement. "Plan" shall have the meaning set forth in the Purchase Agreement.

      "Person" shall have the meaning set forth in the Trust Agreement.

      "Plan" shall have the meaning set forth in the Purchase Agreement.

      "Preferred Securities" shall mean the 7.20% Cumulative Recourse Offered Preferred Securities issued by DW Capital Trust I, the proceeds of which have provided a portion of the funds for the loan and for which the interest and principal payments to the Loan will provide the distribution and redemption thereof.

      "Purchase Agreement" shall have the meaning set forth in the Trust Agreement.

      "Rentals" shall mean and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

      "Scheduled Rate" shall have the meaning set forth in Section 3.01.

      "Senior Indebtedness" shall have the meaning set forth in Section 5.01.

      "Specified Senior Indebtedness" shall mean, (i) the Master Loan Agreement between CoBank, ACB and the Company, dated January 3, 1996, as supplemented and amended, and the Credit Agreement between Bank of America National Trust and Savings Association and the Company, dated February 26, 1998, and (ii) any other indebtedness of the Company for money borrowed, or guarantees of the Company of indebtedness for money borrowed by any other person, hereafter created, incurred or assumed, in each case in an outstanding principal amount of at least $5,000,000 and, with respect to indebtedness created after the date of execution of this Agreement, which is designated as Specified Senior Indebtedness for the purposes hereof at the time of the creation thereof by the Company.

      "Subordinated Note" shall have the meaning set forth in Section 2.01.

      "Subsidiary" shall mean, for the Company, any corporation, trust or other entity of which the Company owns more than 50% of the outstanding stock (or comparable equity interest having ordinary voting power for the election of the Board of Directors or administrators, as applicable) of such corporation, trust or similar governing body in the case of a non-corporation (irrespective of whether or not, at the time, stock or other equity interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or by one or more of its other Subsidiaries.

      "Subsidiary Bankruptcy Event" shall mean any Bankruptcy Event with respect to a Subsidiary.

      "Suspension Event" shall have the meaning specified in Section 5.01.

      "Swaps" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

      "Total Capitalization" shall mean, with respect to the Company, as of any time the same is to be determined, the aggregate of the following: (i) the Company's Total Debt; (ii) the Subordinated Note; and (iii) Total Members' Equity.

      "Total Debt" shall mean, with respect to the Company, as of any time the same is to be determined, the aggregate (calculated on a consolidated basis) of all Debt of the Company and Subsidiaries; provided, however, that the obligations incurred by the Company and the Trust in connection with the Loan and the Preferred Securities and any other securities ranking pari passu with the Subordinated Note or junior (on terms at least as favorable to the Subordinated Note as the provisions of Article V hereof are in respect of Specified Senior Indebtedness) to the Subordinated Note and which have an average life greater than the maturity of the Subordinated Note shall not be treated as Debt for purposes of this definition of "Total Debt."

      "Total Members' Equity" shall mean the Members' equity in the Company and its Subsidiaries, determined on a consolidated basis in accordance with U.S. GAAP, consistently applied.

      "Trust Agreement" shall have the meaning set forth in the preamble hereto.

      "Unscheduled Redemption" shall have the meaning set forth in the Trust Agreement.

      "U.S. GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                                   ARTICLE II

                                    THE LOAN

      Section 2.01. The Loan. Subject to the terms and conditions herein, the Trust agrees to make a subordinated loan to the Company on the date hereof in the principal amount of $15,464,000 (the "Loan"). The Loan shall be evidenced by a subordinated promissory note (the "Subordinated Note") of the Company to the Trust, substantially in the form of Exhibit A hereto.

      Section 2.02 Mandatory Repayment. The Loan shall be repaid (together with any accrued and unpaid interest thereon) in three scheduled installments each of which, when paid to the Holders, shall reduce the outstanding principal amount of the Loan by the Mandatory Repayment Amount then paid. Such scheduled mandatory repayment shall be made on the dates and in the amounts set forth below with respect to the Subordinated Note; provided that, upon any partial repayment of the Loan pursuant to Section 2.03, the Mandatory Repayment Amounts becoming due under this Section 2.02 on or after the date of such prepayment or acquisition shall be reduced in the same proportion as the aggregate principal amount of the Loan is reduced as a result of such prepayment.

MANDATORY REPAYMENT DATE      MANDATORY REPAYMENT AMOUNT
August 20, 2009                    $     5,000,000
August 20, 2010                    $     5,000,000
August 20, 2011                    $     5,464,000

      Section 2.03 Voluntary Repayment. The Company shall have the right at any time to repay the Loan, in whole or in part (together with any accrued but unpaid interest, including interest at the Default Rate on any Past Due Amounts, if any, plus the Make-Whole Loan Amount (as defined below), if any, on the portion being repaid) at any time on or after the date hereof, in an amount not less than $1,000,000 in the case of a partial repayment and in amounts in integral multiples of $1,000,000 in excess thereof. The term "Make-Whole Loan Amount" means, with respect to any portion of the Loan to be repaid, the Make-Whole Loan Amount, which the Trust shall be required to pay upon the corresponding Unscheduled Redemption of Preferred Securities required under the Trust Agreement to occur concurrently with any repayment of the Loan pursuant to this Section 2.03. The Company shall give notice in writing to the Trust at such times and within such period prior to the proposed date of repayment as shall permit the Trust to call for an Unscheduled Redemption of Trust Securities in the amount of the proposed repayment in accordance with the terms of the Trust Agreement. The amount of such repayment specified in such notice will become due and payable on the date specified in such notice.

      Section 2.04 Agreed Tax Treatment. The Subordinated Note issued hereunder shall provide that the Company and, by its acceptance of such Subordinated Note, the Trust, and any Person that acquires a beneficial interest in, such Subordinated Note agree that for United States federal, state and local tax purposes it is intended that such Subordinated Note constitutes indebtedness.

                                   ARTICLE III

                                    INTEREST

      Section 3.01 Interest on the Loan. (a) Scheduled Interest. Except as set forth below, the Loan shall bear interest at an annual rate of 7.20% (the "Scheduled Rate") from the date it is made until maturity. Such interest shall be payable each February 20, May 20, August 20 and November 20, commencing November 20, 1998. Interest will be computed on the basis of a 360-day year and twelve 30-day months and, for any interest period that is shorter than a full calendar quarter, will be calculated on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. If any date on which interest is payable on the Loan is not a Business Day, then payment of the interest due on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next calendar year, such payment shall be made on the immediately preceding Business Day.

      (b) Default Interest. After the occurrence and during the continuance of an Event of Default under Section 8.01 (a) or (b), interest shall accrue and be payable on the Past Due Amount at an annual rate of 9.20% (the "Default Rate ") from the date such amount shall be due until such amount shall be paid in full.

      (c) Deferral Interest. In the event of a deferral of the payment of interest as provided in Section 3.02, interest shall accrue on the Loan and on any Past Due Amount during the deferral period at the Default Rate.

      Section 3.02 Deferral of Interest Payment. Notwithstanding the provisions of Section 3.01, so Iong as no Default or Event of Default has occurred and is continuing, the Company shall have the right, upon notice in writing to the Trust not less than ten Business Days prior to the relevant interest payment date, to elect to defer payment of interest (but not to defer any installment of principal or Mandatory Repayment Amount) until the next following interest payment date, upon which date the Company shall pay interest accrued on the Loan and on the Past Due Amount at the Default Rate, until the principal and interest due at the end of such deferral period has been paid in full. The Company may elect to defer interest on the Loan in accordance with this Section 3.02 for not more than four consecutive interest payment dates; provided that at any interest payment date on which the Company elects to defer interest on the Loan, the aggregate number of interest payment dates, prior to and including the current interest payment date on which the Company has elected to defer interest on the Loan pursuant to this Section 3.02 is not more than ten interest payment dates during the term of the Loan.

                                   ARTICLE IV

                                    PAYMENTS

      Section 4.01 Method and Date of Payment. Each payment by the Company of principal and interest (including Default Interest, if applicable, and Make-Whole Loan Amount, if any, on the Loan shall be made to the Trust in United States Dollars to the Payment Account (as defined in the Trust Agreement) or such other place or account as may be designated by the Trust.

      Section 4.02 Set-Off. Notwithstanding anything to the contrary herein, the Company shall have the right to set-off any payment it is otherwise required to make hereunder (a "relevant payment") with and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a corresponding payment in the same amount under the Guarantee Agreement in respect of such relevant payment.

                                    ARTICLE V

                                  SUBORDINATION

      Section 5.01 Subordination. The Company and the Trust covenant and agree that the Loan is subordinate and junior in right of payment to all Senior Indebtedness as provided herein. The term "Senior Indebtedness" shall mean the principal, interest and other amounts due on (i) indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed, including, without limitation, the Member Notes, (ii) guarantees by the Company of indebtedness for money borrowed by any other person, whether outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed, (iii) support undertakings or keep-well agreements of the Company, which are enforceable by creditors or lenders to, or holders of securities issued by, the party to which (or for whose benefit) the Company gave such undertaking or agreement, whether outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed; (iv) indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness for the payment of which the Company is responsible or liable, directly or indirectly, by guarantees, support undertakings or keep-well agreements, whether outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed, (v) obligations of the Company under any Capitalized Lease, whether outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed; provided, however, that the term Senior Indebtedness shall not include any (x) indebtedness, guaranties or other obligations of the Company which contain or have applicable thereto subordination provisions providing for the subordination of such indebtedness, guaranties or other obligations to Senior Indebtedness of the Company substantially in the form of Article V and (y) any obligations owing to the Members of the Company (including Member Payments, but excluding Member Notes). The Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

      If (i) the Company shall default in the payment of any principal, premium, if any, or interest on any Specified Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or declaration or otherwise or
(ii) an event of default occurs with respect to any Specified Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof and written notice of such event of default is given to the Company by any such holder (a "Suspension Event"), then

            (a) during any period in which the holders of said Specified Senior Indebtedness shall have accelerated the payment thereof and shall be diligently, and in good faith, pursuing the remedies available to them with respect to such default in payment or event of default, unless and until such default in payment or event of default shall have been cured or waived or shall cease to exist, no direct or indirect payment (in cash, property, securities, by set off or otherwise) shall be made on account of the Loan or interest thereon or in respect of any repayment, redemption, retirement, purchase or other acquisition of the Loan; and

            (b) during any period not described in clause (a) above, unless and until the earlier to occur of (x) such default in payment or event of default being cured or waived or ceasing to exist, or (y) the commencement of the 150th consecutive day of payment blockage pursuant to the provisions of this clause (b), no direct or indirect payment (in cash, property, securities, by set off or otherwise) shall be made on account of the Loan or interest thereon or in respect of any repayment, redemption, retirement, purchase or other acquisition of the Loan; provided, however, that (i) no more than two blockage periods under this clause (b) may occur during any period of 365 consecutive days and (ii) no facts or circumstances giving rise to a blockage period under this clause (b) may be used as a basis for any subsequent blockage period hereunder.

      The Company will give prompt written notice to the Trust of any Suspension Event. In the event that payments on the Loan shall by this provision be deferred or suspended, then until resumed and cured, the Company shall not make or permit any Subsidiary to make any Member Payments and shall not make any other distributions of capital, profits, retained amounts or any other assets to its Members and shall not redeem, purchase, acquire or make a liquidation or other payment with respect to any rights or interests of Members as owners or creditors of the Company or shares of capital stock or their equivalent; provided, however, that the Company may continue to make payments on Member Notes.

      In the event of (i) any Company Bankruptcy Event, (ii) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving a Company Bankruptcy Event, (iii) any assignment by the Company for the benefit of creditors, or (iv) any other marshaling of the assets of the Company, all Senior Indebtedness shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made by the Company on account of the Loan. In any such event, any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in the subordination provisions hereof with respect to the indebtedness evidenced by the Loan, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for the subordination provisions hereof) be payable or deliverable in respect of the Loan (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Loan) shall be paid or delivered directly to the holders of Senior Indebtedness or to their representative, or to the trustee under the indenture or agreement (if any) pursuant to which Senior Indebtedness may have been issued, in accordance with the priorities then existing among such holders until all Senior Indebtedness shall have been paid in full. No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness constituting the Loan by any act or failure to act on the part of the Company. In the event that payments or distributions in respect of the Loan shall by this provision be deferred or prevented, then until and unless payment shall be permitted and made so that the Loan (together with all interest at the Scheduled Rate or the Default Rate accrued thereon and any Make-Whole Loan Amount due in respect thereof) shall have been repaid in full, no distributions in cash or kind or securities shall be made to Members in respect of their capital, retainage, or in respect of any other claims or rights as owners or creditors of the Company, except for payments on Member Notes.

      Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Trust shall be subrogated to all the rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the Loan shall have been paid in full, and such payments or distributions received by the Trust, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and the Trust, on the other, be deemed to be payment by the Company on account of Senior Indebtedness, and not on account of the Loan.

      Nothing contained in this Article V or elsewhere in this Agreement or in the Subordinated Note is intended to or shall impair, as between the Company and its creditors, other than the holders of its Senior Indebtedness, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Subordinated Note the principal of and interest and Make-Whole Loan Amount (if any) on the Subordinated Note as and when the Subordinated Note shall become due and payable in accordance with its terms, or to affect the relative rights of the Holders of the Subordinated Note and the creditors of the Company other than the holders of its Senior Indebtedness, nor, except as otherwise expressly provided in this Article V, shall anything herein or therein prevent any holder of the Subordinated Note from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Agreement, subject to the rights, if any, under this Article V of the holders of Senior Indebtedness.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      Section 6.01 Representations and Warranties. The Company represents and warrants to the Trust as follows:

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

            (a) Good Standing. The Company is an incorporated non-stock cooperative marketing association duly organized, validly existing and in good standing under the Food and Agricultural Code of the State of California, and is not required to be qualified as a foreign corporation in any jurisdiction. The Company has all requisite power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact its business and to execute and deliver this Agreement, the Guarantee Agreement, the Trust Agreement, the Expense Agreement, the Purchase Agreement and the Subordinated Note and to perform its obligations under the provisions hereof and thereof. The Company does not currently have any Subsidiaries.

            (b) Authorization, etc. (i) This Agreement has been duly authorized by the Company, and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (ii) The Subordinated Note has been duly authorized by the Company and, when executed, authenticated, issued and delivered in the manner provided for herein and sold to and paid for by the Trust, the Subordinated Note will constitute a valid and binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (c) Compliance with Laws, other Instruments, etc. (i) The execution, delivery and performance by the Company of this Agreement, the Purchase Agreement, the Guarantee Agreement, the Trust Agreement, the Expense Agreement and the Subordinated Note, will not (a) contravene, result in a breach of or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, operating agreement, corporate charter, bylaws or other constituent documents, or any other agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or
      (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

            (ii) The Company is not in violation or breach of or default under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, operating agreement, corporate charter or bylaws or any other agreement or instrument to which it is bound or by which its properties are bound or affected, which violation, breach or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (d) Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Guarantee Agreement, the Trust Agreement, the Purchase Agreement, the Expense Agreement or the Subordinated Note.

            (e) Member Payments. Payments of principal and interest, including interest accruing at the Scheduled Rate or the Default Rate, and including any Make-Whole Loan Amount, along with other related payments in connection with the Subordinated Note, are senior in priority to Member Payments.

                                   ARTICLE VII

                                    COVENANTS

      Section 7.01 Existence. (i) The Company will at all times preserve and keep in full force and effect the existence of the Trust as a statutory Delaware business trust and qualify and maintain its qualification to do business and good standing in any jurisdiction where failure to do so would have a Material Adverse Effect. The Company will at all times preserve and keep in full force and effect all rights and franchises of the Trust, unless the termination of or failure to preserve and keep in full force and effect such right or franchise would not have a Material Adverse Effect (as defined in the Purchase Agreement).

      (ii) The Company will preserve and keep in force and effect, and will cause each Subsidiary to preserve and keep in force and effect, its corporate existence and all licenses and permits necessary to the proper conduct of its business, provided that the foregoing shall not prevent any transaction permitted by Section 7.03.

      Section 7.02 Nature of Business. Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and the Subsidiaries would be substantially other than the business of marketing, processing, distributing and selling nuts, related products and businesses reasonably related to any of the foregoing.

      Section 7.03 Consolidation, Merger and Sale of Assets. The Company will not, and will not permit any Subsidiary to, (i) consolidate with or into or be a party to a merger with or into any other Person, or (ii) sell, lease or otherwise dispose of substantially all of the assets of the Company and the Subsidiaries in a single transaction or series of transactions, provided, however, that:

            (i) any Subsidiary may merge or consolidate with or into the Company or any Subsidiary, or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to the Company or any Subsidiary, so long as, in any merger, consolidation or sale, assignment, transfer or lease involving the Company, the Company shall be the surviving, continuing or acquiring entity and, in any merger, or consolidation or sale, assignment, transfer or lease not involving the Company, the Company shall, after giving effect to such transaction, own, directly or indirectly, shares of the surviving or acquiring Subsidiary representing at least the same percentage of control and economic interest as it owned, immediately preceding such transaction, with respect to the Subsidiary which did not survive such transaction or disposed of such properties and assets; and

            (ii) The Company may consolidate or merge with any other Person, or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety, to any Person in one transaction or a series of related transactions, if (i) either (A) the Company shall be the surviving or continuing entity, or (B) the surviving, continuing or resulting entity (the "Successor Entity") is a solvent, incorporated non-stock cooperative marketing association organized under the laws of the United States of America or any state thereof which (x) expressly and unconditionally assumes in writing the due and punctual performance of all obligations of the Company under this Agreement, the Purchase Agreement, the Subordinated Note and the Guarantee, and the Company shall deliver to the Holders of the Preferred Securities an opinion of counsel to the effect that such written assumption has been duly authorized, executed and delivered by such surviving, continuing or resulting corporation and constitutes a legal, valid and binding obligation enforceable against such corporation in accordance with its terms and such Successor Entity, (y) subordinates all Member Payments owed by such Successor Entity to the Loan (excluding Member Note payments, in compliance with Section 7.16), and (z) maintains a provision in its By-laws or charter analogous to Section 7.05 of the Company's By-laws which is binding on its Members, and (ii) at the time of such consolidation, merger, sale, assignment, transfer or lease (each herein called a "Fundamental Transaction") and after giving effect thereto, (x) no Default or Event of Default hereunder and no Event of Default as defined in the Trust Agreement or other default on any obligation under the Preferred Securities or the Guarantee Agreement shall have occurred and be continuing and (y) if the Company shall not be the surviving or continuing entity, Pro Forma Earnings Available for Fixed Charges for the period of 12 consecutive calendar months immediately preceding the date of such Fundamental Transaction (the "Measurement Period") shall exceed Fixed Charges for the Measurement Period by at least 200%. For purposes of the foregoing sentence, "Pro Forma Earnings Available for Fixed Charges" means the sum of (x) consolidated net income of the Successor Entity computed on a pro forma basis after giving effect to the Fundamental Transaction as if it had occurred on the first day of the Measurement Period and as if any Debt incurred in connection therewith had been outstanding for the entire Measurement Period and (y) all interest expense (including the interest component of Capitalized Leases) and Rentals (other than Capitalized Rentals) deducted from earnings in determining such consolidated net income (herein collectively called "Fixed Charges") for the Measurement Period, all computed in accordance with U.S. GAAP subject to appropriate pro forma adjustments as aforesaid.

      Section 7.04 Insurance. The Company will maintain, and will cause each Subsidiary to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties; it being understood and agreed that neither the Company nor any Subsidiary maintains surety bonds or similar misappropriation insurance with respect to employees and that accounts of customers are insured only when required by law and nothing herein shall be deemed to require the Company or any Subsidiary to carry any such insurance.

      Section 7.05 Taxes, Claims for Labor and Materials, Compliance with Laws. The Company will promptly pay and discharge, and will cause each Subsidiary promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon the Company or any such Subsidiary, respectively, or upon or in respect of all or any part of the property or business of the Company or any such Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a lien or charge upon any property of the Company or such Subsidiary; provided the Company or such Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Company or such Subsidiary or any material interference with the use thereof by the Company or such Subsidiary, and (ii) the Company or such Subsidiary shall set aside on its books, reserves reasonably deemed by it to be adequate with respect thereto. The Company will promptly comply and will cause each Subsidiary to comply with all laws and ordinances to which it is subject, including without limitation, and as applicable, the Occupational Safety and Health Act of 1970, ERISA and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, unless the violation of such laws, ordinances, rules or regulations would not have a Material Adverse Effect.

      Section 7.06 Regulatory Compliance. The Company will, and will cause each of its Subsidiaries to keep and maintain in good standing and in full force and effect all licenses, registrations of the Company and the Subsidiaries and all of their respective officers, directors and shareholders to the full extent required under applicable law and the applicable rules and regulations.

      Section 7.07 Repurchase of Preferred Securities. Neither the Company nor any Subsidiary, or any Affiliate (over which the Company exercises control), directly or indirectly, will purchase, redeem, prepay or otherwise acquire or make any offer to purchase, redeem, prepay or otherwise acquire any Preferred Securities. The Company will promptly cancel all Preferred Securities acquired by it or any Subsidiaries or any Affiliate (over which the Company exercises control) and no Preferred Securities may be issued in substitution or exchange for any such Preferred Securities.

      Section 7.08 Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into or be a party to, any transaction or arrangement with any Affiliate (including without limitation the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

      Section 7.09 Termination of Pension Plans. The Company will not, and will not permit any Subsidiary to, withdraw from any Multiemployer Plan or permit any employee benefit plan maintained by it to be terminated if such withdrawal or termination could result in withdrawal liability (as described in Part I of Subtitle E of Title IV of ERISA) or the imposition of a lien on any property of the Company or any Subsidiary pursuant to Section 4068 of ERISA.

      Section 7.10 Ownership of the Trust. The Company agrees that (i) it shall maintain ownership, directly or indirectly, of 100% of the Common Securities, provided, however, that any successor of the Company permitted pursuant to
Section 7.03 may succeed to the Company's ownership of the Common Securities, and (ii) it shall cause the Trust to remain a statutory business trust under the laws of the State of Delaware.

      Section 7.11 Financial and Business Information. The Company shall deliver to each Holder of Preferred Securities that is an Institutional Investor:

            (a) Quarterly Statements of the Company. As soon as available and in any event within sixty (60) days after the end of each quarterly fiscal period (except the last) of each fiscal year of the Company, duplicate copies of:

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries as of the close of such quarter, and

                  (2) consolidated statements of income of the Company and its
            Subsidiaries for such quarterly period, and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

      in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct by an authorized financial officer of the Company;

            (b) Annual Statements of the Company. As soon as available and in any event within 120 days after the close of each fiscal year of the Company, duplicate copies of:

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries as of the close of such fiscal year, and

                  (2) consolidated statements of income and retained earnings and cash flows of the Company and its Subsidiaries for such fiscal year,

      in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon, unqualified as to scope limitations imposed by the Company, of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements have been prepared in accordance with U.S. GAAP consistently applied (except for noted changes in application in which such accountants concur) and present fairly the financial condition of the Company and its Subsidiaries and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

            (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Trust or the Company or any Subsidiary;

            (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Trust or the Company to securities holders generally and of each regular or periodic report, and any registration statement or prospectus filed by the Trust or the Company or any Subsidiary with the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Trust or the Company or any of its Subsidiaries is a party, issued by any Governmental Authority;

            (e) Requested Information. With reasonable promptness, such other data and information as any such Institutional Investor may reasonably request;

            (f) Officers' Certificate. Within the periods provided in paragraphs
      (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and setting forth: (i) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Sections 7.06, 7.07, 7.08, 7.09, 7.10, 7.13, 7.15 and 7.16 herein, at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default or Suspension Event and, if any such condition or event existed during such period or then exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company has taken, is taking and proposes to take with respect thereto;

            (g) Accountants' Report on Compliance. Within the period provided in paragraph (b) above, an accountants' report on compliance from the accountants who render an opinion with respect to such financial statements, stating whether in making their audit, such accountants have become aware of any failure to comply with the terms, covenants, provisions or conditions of the Subordinated Loan Agreement insofar as any such terms or provisions pertain to or involve accounting matters and if any such condition or event came to their attention, specifying the nature and period of existence thereof (it being understood that the accountants' audit was not directed primarily toward obtaining knowledge of such noncompliance);

            (h) Notice of Default or Event of Default or Suspension Event. Immediately upon becoming aware of the existence of any condition or event which constitutes any Default or Event of Default or Suspension Event, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and

            (i) Notice of Claimed Default. Immediately upon becoming aware that the holder or holders of any evidences of indebtedness for borrowed money of the Company and/or one or more Subsidiaries aggregating $1,000,000 or more has or have given notice or taken any other action with respect to a claimed default, a written notice specifying the notice given or action taken by such holder or holders and the nature of the claimed default, and what action the Company is taking or proposes to take with respect thereto.

      Section 7.12 Limitations on Distributions. If a Default or Event of Default or Suspension Event shall occur and be continuing or if a Default or an Event of Default or Suspension Event would result therefrom or if the Company has given notice of an election to defer payment of interest pursuant to Section 3.02, then so long as such Default or Event of Default or Suspension Event shall be continuing or would result therefrom or during such deferral period the Company shall not make, or permit any Subsidiary to make, any Member Payments and shall not make, or permit any Subsidiary to make, any other distributions of capital, profits, retained amounts or any other assets to its Members and shall not redeem, purchase, acquire or make a liquidation or other payment with respect to any rights or interests of Members as owners or creditors of the Company or shares of capital stock or their equivalent; provided, however, that the Company may make payments on Member Notes.

      Section 7.13 Limitation on Debt. The Company will at all times maintain a ratio of Total Debt to Total Capitalization of no more than 60% during each month except during September, October and November when the ratio shall not exceed 75%.

      Section 7.14 Cooperative Existence; No Amendment. Subject to Section 7.03, the Company will at all times preserve and keep in full force and effect its legal existence as a cooperative marketing association and qualify and maintain its qualification to do business and good standing in any jurisdiction where the failure to do so would have a Material Adverse Effect. The Company will at all times preserve and keep in full force and effect all rights and franchises of the Company and any Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such right or franchise would not have a Material Adverse Effect. The Company will not amend Section 7.05 of its By-laws without the prior written consent of at least 66-2/3% in Liquidation Preference of the then outstanding Preferred Securities.

      Section 7.15 Limitation on Liens. (a) The Company will not, and will not permit any Subsidiary to, create or incur or suffer to be incurred or to exist, any Lien on any capital stock of, or ownership interest in any Subsidiary or transfer any such capital stock or ownership interest for the purpose of subjecting the same to the payments of obligations in priority to the payment of its or their general creditors.

      (b) The Company will not, and will not permit any Subsidiary to, create or incur, or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind on any other of its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any such property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, except:

            (i) Liens for property taxes and assessments or governmental charges or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by
      Section 7.05;

            (ii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

            (iii) Liens incidental to the conduct of business or the ownership of properties and assets (including warehousemen's, attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

            (iv) Minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business or the Company and its Subsidiaries;

            (v) Liens securing obligations of a Subsidiary owing to the Company or another Subsidiary; and

            (vi) Liens securing Senior Indebtedness.

      Section 7.16. Limitation on Member Notes. The Company will not issue any Member Notes if, after giving effect thereto, the aggregate principal amount of all Member Notes then outstanding would exceed $12,000,000 for a period of five years after this Agreement and $15,000,000 thereafter.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

      Section 8.01 Events of Default. An "Event of Default" shall exist if one or more of the following events shall occur and be continuing:

            (a) default in the payment of interest on the Loan for more than five days after the same has become due; provided, however, that a timely deferral of any interest payment by the Company pursuant to Section 3.02 shall not constitute a default in the payment of interest;

            (b) default in the payment of principal on the Loan or any Make-Whole Loan Amount when due;

            (c) the dissolution, winding up or liquidation of the Trust, other than in the circumstances contemplated by Section 9.2(b) of the Trust Agreement;

            (d) any Company Bankruptcy Event;

            (e) the making of any distributions, redemptions, purchases, acquisitions or payments in violation of the provisions of Section 7.12;

            (f) the breach by the Company of any of its covenants contained (i) in Sections 7.03, 7.04, 7.10, 7.13, 7.14, 7.15 or 7.16 or (ii) any other covenant or obligation contained herein and, in the case of this clause
      (ii), such breach is not remedied within thirty (30) days of the earlier of (x) the Company having actual knowledge thereof and (y) the Company receiving written notice thereof from the Trust or any Holder of the Preferred Securities;

            (g) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt (other than the Subordinated
      Note) that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or
      (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt outstanding in an aggregate principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt outstanding in an aggregate principal amount of at least $5,000,000 to convert such Debt into equity interests or a sale of assets or other transaction that is permitted if made in connection with a repayment of Debt, the Company or any Subsidiary has become obligated to purchase or repay such Debt before its regular maturity or before its regularly scheduled dates or payment;

            (h) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect;

            (i)   any Subsidiary Bankruptcy Event; or

            (j) any representation or warranty made by the Company herein or in the Purchase Agreement or by the Company or any of its officers in any writing furnished in connection with or pursuant to this Agreement or the Purchase Agreement or the Trust Agreement shall be false or misleading in any material respect on the date as of which made.

      As used in Section 8.01(h), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

      Section 8.02 Acceleration. (a) If an Event of Default described in clause
(c) or (d) of Section 8.0I has occurred, the Loan shall automatically become immediately due and payable.

      (b) If an Event of Default described in clause (a), (b), (e), (f), (g),
(h), (i) or (j) of Section 8.01 has occurred and is continuing, the Trust may at any time at its option declare the Loan to be immediately due and payable.

      Upon the Loan becoming due and payable under this Section 8.02, whether automatically or by declaration, the Loan will forthwith mature and the entire unpaid principal amount of the Loan, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Loan Amount determined as if the Loan was being prepaid on the date of the acceleration pursuant to Section 2.03, shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

      Section 8.03 Other Remedies. (a) If any Default or Event of Default has occurred and is continuing, and irrespective of whether the Loan has become or has been or may be declared immediately due and payable under Section 8.02, the Trust may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise.

      (b) The Company expressly acknowledges that under the terms of the Trust Agreement and the Preferred Securities the Holders of the outstanding Preferred Securities shall have the rights and powers described in the Trust Agreement, including the right to instruct the Trust to accelerate the principal amount of the Loan and to enforce the Trust's other rights under this Agreement.

      Section 8.04 No Waivers or Election of Remedies, etc. No course of dealing and no delay on the part of the Trust or any Holder of any Preferred Security in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice the Trust or such Holder's rights, powers or remedies, subject to any applicable statutes of limitations. No right, power or remedy conferred by this Agreement or by the Trust Agreement upon the Trust or any such Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

                                   ARTICLE IX

                                  MISCELLANEOUS

      Section 9.01 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, charge prepaid), telex or by a recognized overnight delivery service (charges prepaid), addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

      If to the Company or the Trust: Diamond Walnut Growers, Inc.
                                      1050 South Diamond Street
                                      P.O. Box 1727
                                      Stockton, California 95201-1727
                                      Facsimile No.: (209) 467-6788
                                      Attention: Chief Financial Officer

      If to the Property Trustee:     Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, Delaware 19890-0001
                                      Facsimile No.: (302) 651-8882
                                      Attention: Corporate Trust Administration

      Section 9.02 Binding Effect. The Company may not assign its rights or obligations under this Agreement. The Trust may not assign any of its rights hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Company and the Trust and their respective successors by any permitted merger or consolidation or otherwise by operation of law. Any assignment by the Company or the Trust in contravention of this Section will be void.

      SECTION 9.03. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      Section 9.04 Counterparts. This Agreement may be executed in counterparts. Any single counterpart or set of counterparts signed, in either case, by the parties hereto shall constitute a full and original agreement for all purposes.

      Section 9.05 Amendments. This Agreement or the Subordinated Note may be amended or compliance herewith or therewith may be waived by an instrument in writing signed by both parties; provided, however, that, so long as any of the Preferred Securities remain outstanding, no such amendment or waiver shall be made, no termination of this Agreement shall occur, and no Event of Default or compliance with any covenant under this Agreement may be waived by the Trust, without the prior approval of the Holders of at least 66-2/3% in Liquidation Preference of all Preferred Securities then outstanding, in writing or at a duly constituted meeting of such Holders, unless and until the Loan and all accrued and unpaid interest thereon shall have been paid in full; provided, further, that no such amendment or waiver shall extend the maturity or scheduled redemption dates of the Loan, reduce the principal amount thereof, reduce or extend the time of payment of interest thereon or reduce any Make-Whole Loan Amount payable upon the redemption thereof or amend or waive the provisions of
Section 7.10, 8.01 or 8.02, without the prior approval of each of the Holders of the Preferred Securities then outstanding or (ii) reduce the aforesaid percentage in liquidation preference of the Preferred Securities, the Holders of which are required to consent to such amendment, without the prior approval of each of the Holders of the Preferred Securities then outstanding or (iii) amend this Agreement in connection with a distribution of the Subordinated Note pursuant to Section 9.2(b) of the Trust Agreement without the prior approval of each of the Holders of the Preferred Securities then outstanding.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   DIAMOND WALNUT GROWERS, INC.

                                   By          /s/ Michael P. Riley
                                      ----------------------------------------
                                      Name: Michael Riley
                                      Title: Vice President and Chief Financial
                                                  Officer

                                   WILMINGTON TRUST CO., as Property
                                         Trustee of the DW CAPITAL TRUST I

                                   By  /s/ Donald F. Carey, Jr.
                                      ---------------------------------------
                                      Name: Donald F. Carey Jr.
                                           ----------------------------------
                                      Title: Vice President
                                            ---------------------------------

                          SUBORDINATED PROMISSORY NOTE

U.S. $15,464,000                                         Dated: August 20, 1998

      FOR VALUE RECEIVED, the undersigned, Diamond Walnut Growers, Inc., an incorporated non-stock cooperative marketing association organized under the Food and Agricultural Code of the State of California (the "Company"), HEREBY PROMISES TO PAY to DW Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), or its registered assigns, the principal sum of Fifteen Million Four Hundred Sixty-Four Thousand United States Dollars ($15,464,000) in annual installments on the dates which are, respectively, 11, 12 and 13 years after the date hereof, as specified in the Subordinated Loan Agreement (as defined below). The loan evidenced hereby (the "Loan") is subject to certain obligations of mandatory prepayment and certain rights of voluntary prepayment as specified in the Subordinated Loan Agreement. In the event of prepayment, a Make-Whole Loan Amount may be payable as provided in the Subordinated Loan Agreement.

      The Company promises to pay interest on the unpaid principal amount of the Loan from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Subordinated Loan Agreement together with, in certain circumstances, interest accruing at the Default Rate on past due payments of principal and interest or deferred interest, as provided in the Subordinated Loan Agreement.

      This Subordinated Promissory Note is the Subordinated Note referred to in, and is entitled to the benefits of, the Subordinated Loan Agreement dated as of August 20, 1998 (said Agreement, as it may be amended or otherwise modified from time to time, the "Subordinated Loan Agreement"), between the Company and the Trust. The Loan Agreement, among other things, (i) provides for the Loan to the Trust in the amount evidenced by this Subordinated Note, (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Subordinated Note upon certain stated events upon the terms and conditions therein specified and (iii) contains provisions regarding the subordination of the Loan to Senior Indebtedness (as defined in the Subordinated Loan Agreement) of the Company.

      Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                   DIAMOND WALNUT GROWERS, INC.

                                   By ____________________________________
                                      Name: Michael Riley
                                      Title: Vice President and Chief Financial
                                                  Officer

                          DIAMOND WALNUT GROWERS, INC.
                            1050 SOUTH DIAMOND STREET
                           STOCKTON, CALIFORNIA 95201

   7.20% Cumulative Recourse Offered Preferred Securities, due August 20, 2011

                    Amendment to Subordinated Loan Agreement
                           dated as of August 20, 1998

                                                                     Dated as of
                                                                December 1, 2004

DW CAPITAL TRUST I
WILMINGTON TRUST COMPANY
THE ADMINISTRATORS LISTED ON SCHEDULE 1 HERETO
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Ladies and Gentlemen:

      DIAMOND WALNUT GROWERS, INC., a California corporation (the "Company"), agrees with you as follows:

      1. Agreements. Reference is hereby made to the following documents:

      (a) Trust Agreement. That certain Trust Agreement dated as of August 19, 1998 (the "Trust Agreement"), among the Company, the Wilmington Trust Company, a banking corporation organized under the laws of the state of Delaware, as Property Trustee (the "Property Trustee") and as Delaware Trustee (the "Delaware Trustee'), and Michael Riley, an individual, and Priscilla Ross, an individual, pursuant to which DW Capital Trust I, a statutory business trust organized under the Business Trust Act of the State of Delaware (the "Trust") (1) was formed,
(ii) issued Common Securities, all of which are held by the Company, (iii) issued Preferred Securities, all of which are held by The Prudential Insurance Company of America (the "Purchaser") pursuant to the Purchase Agreement referred to in (b) below and (iv) agreed to lend the net proceeds from the issuance of the Trust Securities to the Company. Certain capitalized terms used in this Amendment are defined in the Trust Agreement.

      (b) Preferred Securities Purchase Agreement. That certain Preferred Securities Purchase Agreement dated as of August 20, 1998 (the "Purchase Agreement"), among the Trust, the Company and the Purchaser, pursuant to which the Trust authorized the issuance and sale of fifteen (15) of its 7.20% Cumulative Recourse Offered Preferred Securities, due August 20, 2011, all of which are held by the Purchaser.

      (c) Subordinated Loan Agreement. That certain Subordinated Loan Agreement dated as of August 20, 1998 (the "Loan Agreement"), between the Company and the Trust pursuant to which the Trust made a subordinated loan to the Company in the principal amount of $15,464,000, evidenced by a subordinated promissory note of the Company and the Trust.

      (d) Guarantee Agreement. That certain Guarantee Agreement dated as of August 20, 1998 (the "Guarantee Agreement"), by the Company for the benefit of the Holders from time to time of the Preferred Securities of the Trust.

      2. Amendments.

      (a) Loan Agreement. The Trust and the Company acknowledge and agree that
Section 7.13 of the Loan Agreement is hereby amended in its entirety to read as follows:

      Limitation on Debt. The Company will maintain a ratio of Total Debt to Total Capitalization, determined as of the end of each calendar month:

                  (i) of no more than 75% for each September, October and November,

                  (ii) of no more than 70% for each calendar month from and including December, 2004 to and including July, 2005, and

                  (iii) of no more than 60% for every other calendar month.

The Trust and the Company acknowledge and agree that on and after the date hereof, each reference in the Loan Agreement to "this Agreement" or the like shall mean the Loan Agreement as amended hereby. The Purchaser as Holder of the Liquidation Preference of all outstanding Preferred Securities acknowledges and consents to the above amendment of the Loan Agreement.

      (b) The Purchaser, the Company and the Trust acknowledge and agree that the definition of "Subordinated Loan Agreement" as contained in the Purchase Agreement is hereby amended in its entirety to read as follows:

            "Subordinated Loan Agreement" means the Subordinated Loan Agreement dated as of the date hereof between the Company and the Trust, as amended pursuant thereto and to the Trust Agreement.

      (c) The Purchaser, the Company and the Trust acknowledge and agree that the definition of "Subordinated Loan Agreement" as contained in the Guarantee Agreement is hereby amended in its entirety to read as follows:

            "Subordinated Loan Agreement" means the Subordinated Loan Agreement dated August 20, 1998 between the Guarantor and the Issuer, as amended pursuant thereto and to the Trust Agreement.

      (d) The Company, the Property Trustee, the Delaware Trustee, and each Administrator, acknowledges and agrees that the definition of "Subordinated Loan Agreement" as contained in the Trust Agreement is hereby amended in its entirety to read as follows:

            "Subordinated Loan Agreement" means the Subordinated Loan Agreement dated as of August 20, 1998 between the Depositor and the Trust, as amended pursuant to the Trust Agreement.

The Purchaser as Holder of the Liquidation Preference of all outstanding Preferred Securities acknowledges and consents to the above amendment of the Trust Agreement.

      3. Scope of Amendments. Except as specifically amended above, (a) the Loan Agreement, the Purchase Agreement, the Guarantee Agreement and the Trust Agreement shall each remain in full force and effect and is hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Trust or the Holders of the Liquidation Preference, nor constitute a waiver of any provision of the Loan Agreement, the Trust Securities or any other document, instrument or agreement constituting executed in connection therewith.

      4. Miscellaneous.

      (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.

      If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                  Very truly your,

                                                  DIAMOND WALNUT GROWERS, INC.

                                                  By /s/ Matt Connors
                                                     --------------------------
                                                     Name: Matt Connors
                                                     Title: VP - Controller

The foregoing is hereby agreed and consented to as of the date thereof.

WILMINGTON TRUST CO.,
as Property Trustee of the DW CAPITAL TRUST I

By    /s/ Mary St. Amand
   -------------------------------------
   Name: Mary St. Amand
   Title: Assistant Vice President

WILMINGTON TRUST CO.,
as Delaware Trustee of the DW CAPITAL TRUST I

By     /s/ Mary St. Amand
   -------------------------------------
   Name: Mary St. Amand
   Title: Assistant Vice President

Michael Mendes,
as Administrator

 /s/ Michael Mendes
----------------------------------------

Matthew Connors,
as Administrator

 /s/ Matthew Connors
----------------------------------------

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA,
as Purchaser

By /s/ Iris Krause
   -------------------------------------
   Name:Iris Krause
   Title: Vice President

             [Signature page to Amended Subordinated Loan Agreement]

                                   SCHEDULE 1
                                 ADMINISTRATORS

Michael Mendes
Matthew Connors